PURCHASE AGREEMENT

between

START FRESH ALCOHOL RECOVERY CLINIC, INC.

as Provider

and

HARBORCOVE FUND I, LP

dba Harborcove Healthcare Finance

as Buyer

Dated as of

August 1, 2011

TABLE OF CONTENTS

1.

Definitions.

1

2.

Sales and Purchases.

8

2.1

Obligation to Offer Accounts for Purchase; Purchase of Accounts; Identification of Accounts

 Purchased.

9

2.2

Purchase Price for the Assets.

9

2.3

Closing.

10

2.4

Facility Cap.

11

2.5

Liabilities Not Assumed by Buyer.

11

3.

Fees; Reserve Account; Security.

12

3.1

Funding Fee; Collateral Management Fee; Deductions of Fees from Purchase Price.

12

3.2

The Reserve Account.

13

3.3

Repurchase Obligation; Security Interest.

14

4.

Representations and Warranties of the Provider.

15

4.1

Organization and Good Standing.

15

4.2

Proper Authority.

16

4.3

Ownership of Assets.

16

4.4

Material Agreements and Laws.

16

4.5

Absence of Litigation; No Set-Off.

16

4.6

Licenses and Permits; Regulatory Approval; Compliance With Law.

17

4.7

Disclosure.

18

4.8

No Prior Collections on Accounts.

18

4.9

Sale of Accounts Conveys Valid Enforceable Claims Against Payors.

18

4.10

Solvency of Payor.

18

4.11

Representations, Warranties, and Covenants of Provider Relating to the Accounts.

19

4.12

Financial Condition.

20

4.13

Solvency; No Fraud against Creditors.

20

4.14

Tax Returns and Taxes.

20

4.15

Provider’s Pension and Profit Sharing Plans.

21

4.16

Provider’s Principal Place of Business.

21

4.17

Identity of Provider.

21

4.18

Financing Statements.

21

5.

Certain Understandings and Agreements of the Parties.

21

5.1

Access and Cooperation.

21

5.2

Handling of Accounts.

22

5.3

Pay-Over of Receivables and Lockbox Accounts.

22

5.4

Software Interface.

25

5.5

Hardware and Software Requirements.

25

5.6

Security.

26

5.7

Power of Attorney.

26

5.8

Future Encumbrances.

26

5.9

Cooperation in Litigation.

27

5.10

Delivery of Financial Statements and Tax Returns.

27

5.11

No Change of Address.

27

5.12

Sale of Accounts to be Reflected on Provider’s Books and Records.

27

5.13

Proceeds.

28

5.14

No Proceedings.

28

5.15

Account Coding.

28

5.16

Conduct of Business and Maintenance of Existence, Permits, Licenses, Compliance with Law and Material Agreements.  28

i

6.

Indemnification and Claims.

29

6.1

Indemnification by the Provider.

29

6.2

Claims for Indemnification.

29

6.3

Defense by Indemnifying Party.

30

6.4

Manner of Indemnification.

30

7.

Additional Security; Rights of Buyer as Secured Party.

31

7.1

No Obligation To Pursue Collateral; Retention of Priority; No Sale of Collateral.

31

7.2

Collateral Security for Obligations; Waiver of Suretyship Defenses.

31

7.3

Perfection and Protection of Security Interest.

31

7.4

Relationship of Parties.

32

7.5

Buyer’s Remedies Against Collateral Upon Default.

32

7.6

No Merger of Security Interest.

33

7.7

Other Legal and Equitable Rights.

33

8.

Events of Default and Remedies

33

8.1

Events of Default.

33

8.2

Buyer’s Rights Upon Default.

35

8.3

Waivers of Notice; Inaction Not a Waiver.

35

9.

Term and Termination.

35

9.1

Term; Termination.

35

9.2

Early Termination Fee.

36

10.

Miscellaneous.

37

10.1

Notices.

37

10.2

Assignability; Parties in Interest; Participations.

37

10.3

Counterparts.

38

10.4

Severability.

38

10.5

Due Diligence Investigation.

38

10.6

Construction.

38

10.7

Survival of Representations and Warranties.

38

10.8

Applicable Law; Jurisdiction.

38

10.9

Waiver of Jury Trial, Punitive and Consequential Damages, etc.

39

10.10

Complete Agreement.

39

10.11

Equitable Relief.

40

10.12

Cumulative Rights.

40

10.13

Attorney’s Fees; Costs of Enforcement; Expenses of Administration.

40

10.14

Interest.

41

10.15

Wire Transfer Fees.

41

10.16

Further Assurances.

41

10.17

Release of Buyer.

41

ii

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (the “Agreement”) is made and entered into as of the __day of June, 2011 by and between HARBORCOVE FUND I, LP dba Harborcove Healthcare Finance, a limited partnership organized and existing under the laws of the State of Delaware (the “Buyer”) and START FRESH ALCOHOL RECOVERY CLINIC, INC., a corporation organized under the laws of the State of California (the “Provider”).

This Agreement will govern the relationship of the parties as it relates to the purchase and sale of the Provider’s Accounts.  Once signed by all parties, this Agreement shall be deemed effective as of the date set forth above.

AGREEMENT

1.

Definitions.

When used herein, the following terms shall have the meanings set forth below:

“Account” or “Accounts” shall mean individually or collectively all of Provider’s (i) accounts (as that term is defined in the UCC), (ii) payment intangibles (as that term is defined in the UCC), and (iii) all other rights of payment, collection or reimbursement (whether owed directly to Provider or assigned to Provider by a patient or other third party), whenever due, that arose out of, or will arise out of, the rendering whether before or after the date of this Agreement of Healthcare Services, and including, without limitation, all of Provider’s rights of payment, collection or reimbursement with respect to such Healthcare Services from any insurer, federal or state government agency or other third party; whether billed on a fee for service, monthly per patient capitation charge or any other basis, whether or not the accounts, payment intangibles, or rights of payment, collection or reimbursement have been invoiced or billed, written off, partially paid, currently assigned to collection agencies or other third party service vendors.  Without limiting the foregoing, Accounts shall also include all monies due or to become due to Provider and obligations to Provider in any form (whether arising in connection with contracts, contract rights, Instruments, or Chattel Paper) with respect to Healthcare Services, in each case whether or not earned by performance, now or hereafter in existence, and all documents of title or other documents representing any of the foregoing, and all collateral security and guaranties of any kind, now or hereafter in existence, given by any Person with respect to any of the foregoing.

“A/RxMed Medical Data Analysis” shall mean the document used to develop the interface and set up the Provider’s account on the A/RxMed System.

“A/RxMed System” means the Buyer’s contracted internet-based software application that is designed to assist the Buyer in managing the Accounts and the terms of this Agreement.

Purchase Agreement

“Assets” shall mean all Accounts and Related Property of such Accounts as may be Purchased by Buyer pursuant hereto.

“Audit Fees” shall have the meaning set forth 5.1.

“Batch” means all Accounts purchased on a given Closing Date.

“Billing Date” means the day on which the applicable Provider first submitted a duly completed and supported claim or bill to a Payor for payment and collection of an Account.

“Buyer” shall have the meaning set forth in the heading of this Agreement.

“Business Day” means any day that is not a Saturday, Sunday, federal legal holiday or legal holiday in the State of New York.

“Closing” shall have the meaning set forth in Section 2.3.

“Closing Date” shall mean the date upon which the Initial Installment (adjusted as set forth in Section 3.1(d)) is paid with respect to an Account or Batch of Accounts.

“Collateral” means all of the following property now owned or at any time hereafter acquired or created by Provider, or in which the Provider now has or at any time in the future may acquire any right, title or interest (the “Collateral”): all present and future accounts, including all Accounts, whether or not purchased by Buyer pursuant to this Agreement, all Related Property of the Accounts, all other personal property and fixtures of Provider, all machinery and equipment, inventory, general intangibles (including, without limitation, payment intangibles and software), insurance policies, chattel paper, goods, supporting obligations, investment property, instruments, securities, contract rights, equity interests in direct and indirect subsidiaries, deposit accounts (including, without limitation, the Lockbox Accounts), letter-of-credit rights, intellectual property, copyrights, trademarks, patents, and tradestyles in which Provider now has or hereafter may acquire any right, title or interest and the proceeds and products thereof (including, without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto and therefor.  Terms used in the foregoing language of this Section which are defined in the Uniform Commercial Code are used as so defined in the Uniform Commercial Code except as herein expressly provided to the contrary.

“Collateral Management Fee” means the fee so described in Section 3.1(b).

“Collections” means with respect to any Account, all cash collections and other amounts required to be credited to the Reserve Account pursuant to Section 3.2(b) hereof for such Account.

Purchase Agreement

“Commercial Lockbox Account” shall have the meaning set forth in Section 5.3(a).

“Contractual Adjustments” means the aggregate of (i) amounts disallowed pursuant to terms of insurance contracts and payment arrangements with third party Payors and (ii) Patient Co-Payments.

“Date of Service” of an Account shall mean the earliest date the healthcare service for which the Account is payable was rendered or the healthcare related equipment, prosthetics, pharmaceuticals or other goods for which the Account is payable were delivered.

“Default Rate” means 24% per annum.

“Eligible Account” means an Account satisfying the following conditions:

(a)

The obligor is a resident of the United States;

(b)

It is denominated and payable in U.S. dollars in the United States;

(c)

It is not payable under workmen’s compensation laws or insurance, automobile insurance whether under a no-fault law or otherwise;

(d)

The Date of Service with respect to such Account is less than 90 days prior to the Closing Date;

(e)

The Billing Date is not more than seven (7) Business Days after the applicable Date of Service;

(f)

It is an amount due for an individual procedure, treatment, medical service or supply coded as a line item appearing on a billing form such as the CMS 1500 or the UB 04 and is not a census capitation payment;

(g)

It was generated by the rendering by the Provider of Healthcare Services of the same type and scope and at the same healthcare facilities as the Healthcare Services being rendered by the Provider on the date of this Agreement as disclosed to Buyer; and

(h)

It complies with all of the representations and warranties set forth in Section 4.11 of this Agreement.

“ENR” means the expected net realizable value of an Account or Accounts.  The ENR of Accounts shall be the aggregate Gross Value of Accounts minus Contractual Adjustments, as estimated by the Provider and as reasonably acceptable to Buyer.  The ENR shall be subject to further adjustment by Buyer, in its sole discretion, to reflect the payment history of the Accounts and its own estimate of the Contractual Adjustments.

Purchase Agreement

“Event of Default” shall have the meaning set forth in Section 8.1.

“Extended Term” shall have the meaning set forth in Section 9.1.

“Facility Cap” shall have the meaning set forth in Section 2.4.

“Financial Inability to Pay” shall not include a delay in payment by a state Medicaid program (i) pending passage of necessary legislation or (ii) mandated by applicable law.

“Funding Fee” means the fee so described in Section 3.1(a).

“Funding Fee Rate” means a daily rate equal to 1/360th of the sum of the Prime Rate plus 6.50%.

“Governmental Lockbox Account” shall have the meaning set forth in Section 5.3.

“Government Receivable” means any Account which is the obligation of the United States of America, or any State or Territory of the United States of America, and the District of Columbia, or any of their respective agencies, whether under Medicare or Medicaid or otherwise, and whether or not the Account is the primary obligation of such government, agency or agent.

“Gross Value” means the total billing amount of each Account inclusive of the amount of the Patient Co-Payment and the amount payable by a Payor.

“Healthcare Services” shall mean medical and healthcare services provided by any Person, including, but not limited to, services of physicians, nurses, therapists, or other licensed or unlicensed healthcare personnel, hospital services, skilled nursing facility services, comprehensive outpatient rehabilitation services, home healthcare services, residential and out-patient behavioral healthcare services, the provision of room, board and daily living assistance at licensed healthcare facilities, home care services, transportation to or from healthcare facilities, or the sale, assignment, lease or license whether before or after the date of this Agreement of healthcare related equipment, prosthetics, pharmaceuticals or other goods and any other medical and healthcare goods and services which are covered by a policy of insurance or by Medicare, Medicaid or any other federal healthcare program, including, without limitation, TRICARE (formerly known as CHAMPUS) and CHAMPVA.

“Indebtedness” of any Person shall mean, without duplication, (a) indebtedness for borrowed money and capitalized lease obligations, (b) all indebtedness secured by any mortgage, pledge, security, Lien or conditional sale or other title retention agreement to which any property or asset owned or held by such Person is subject, whether or not the indebtedness

Purchase Agreement

secured thereby shall have been assumed, (c) all indebtedness of others which such Person has directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), discounted or sold with recourse or agreed (contingently or otherwise) to purchase or repurchase or otherwise acquire, or in respect of which such Person has agreed to supply or advance funds (whether by way of loan, stock, equity or other ownership interest purchase, capital contribution or otherwise) or otherwise to become directly or indirectly liable.

“Indemnified Party” shall have the meaning set forth in Section 6.1.

“Initial Installment” shall have the meaning set forth in Section 2.2(a).

“Insolvency Proceeding” means the commencement by the Provider of any bankruptcy, insolvency, arrangement, reorganization, receivership or similar proceedings under any federal or state law; or the commencement against the Provider of any bankruptcy, insolvency, arrangement, reorganization, receivership or similar proceedings under any foreign, federal or state law, which is consented to by the Provider or not dismissed within thirty (30) days from the date of commencement.

“Laws” shall mean any judgment, decree, order or award of any court, governmental body, or arbitrator or any federal, state, municipal, local, or foreign laws, statute, ordinance, rule or regulation.

“Liens” shall mean liens, mortgages, pledges, security interests, restrictions, prior assignments, encumbrances and claims of any kind or nature whatsoever.

“Lock Box Account” shall have the meaning set forth in Section 5.3(a).

“Lock Box Agreement” shall have the meaning set forth in Section 5.3(a).

“Lock Box Fee” shall have the meaning set forth in Section 5.3(d).

“Material Agreements” means each contract, license or agreement of the Provider, whether oral or written, including without limitation, equipment and real property leases, credit, loan or other financing agreement, contracts or sales or purchase orders for the sale or purchase of any asset or service, employment agreements, and licenses or other agreements pertaining to the rights of the Provider or a licensee to utilize any patents, trademarks, trade names or know-how, in each case which involve payment or receipt by the Provider in the aggregate over the entire term of the contract exceeds $25,000.

“Medicaid” means, collectively, the health care assistance program established by Title XIX of the Social Security Act (42 USC Sec.1396 et seq.) and any statutes succeeding thereto, and all laws, rules, regulations, manuals, orders, guidelines or requirements pertaining to such program including (a) all federal statutes (whether set forth in Title XIX of the Social

Purchase Agreement

Security Act or elsewhere) affecting such program; (b) all state statues and plans for medical assistance enacted in connection with such program and federal rules and regulations promulgated in connection with such program; and (c) all applicable provisions of all rules, regulations, manuals, orders and administrative reimbursement guidelines and requirements of all government authorities promulgated in connection with such program (whether or not having the force of law), in each case as the same may be amended, supplemented or otherwise modified from time to time.

“Medicare” means, collectively, the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act (42 USC Sec. 1395 et seq.) and any statutes succeeding thereto, and all laws, rules, regulations, manuals, orders or guidelines pertaining to such program including (a) all federal statutes (whether set forth in Title XVIII of the Social Security Act or elsewhere) affecting such program; and (b) all applicable provisions of all rules, regulations, manuals, orders and administrative, reimbursement, guidelines and requirements of all governmental authorities promulgated in connection with such program (whether or not having the force of law), in each case as the same may be amended, supplemented or otherwise modified from time to time.

“Non-Government Receivables” shall mean all Accounts other than Government Receivables.

“Obligations” shall mean any and all payment obligations, including interest accrued thereon at the rate provided in this Agreement, which may at any time be owing by the Provider to Buyer, howsoever arising, whether now in existence or incurred by the Provider at any time or times hereafter, whether secured by pledge, lien upon or security interest in any assets or property of the Provider or the assets or property of any other person, firm, entity or corporation; whether any such payment obligation is absolute or contingent, joint or several, matured or unmatured, direct or indirect and whether the Provider is liable to Buyer as principal, surety, endorser, guarantor or otherwise.  Obligations shall include, without limitation, the amounts that now are or which may hereafter become due and payable to Buyer by Provider by reason of the Discount Fee, Buyer’s attorneys’ fees, Provider’s indemnification obligations, the Origination Fee, the Lock Box Fees described in Section 5.3(d), the Audit Fees described in Section 5.1, wire transfer fees as described in Section 10.15, and any other fees and Obligations of the Provider that are then due and payable.  Notwithstanding the foregoing, “Obligations” does not include the repurchase obligation set forth in Section 3.3.

“Origination Fee” shall have the meaning set forth in Section 2.4.

“Outstanding ENR Balance” means the aggregate of the ENR of all Purchased Accounts in a Batch less all amounts withdrawn by Buyer from the Reserve Account pursuant to Section 3.2(d) hereof with respect to such Batch.

“Outstanding Initial Installment” means the aggregate of the Initial Installments with respect to a Batch less all amounts withdrawn by Buyer from the Reserve Account

Purchase Agreement

pursuant to Section 3.2(d) hereof with respect to such Batch plus all amounts withdrawn from the Reserve Account pursuant to Section 3.2(c) on account of the Provider’s repurchase obligations in connection with such Batch.

“Patient Co-Payment” means the amount of each Account payable by the patient not payable by a Payor.

“Payor” shall mean Persons that are responsible either directly or as a third party payor for the payment of an Account.

“Permits and Licenses” shall have the meaning set forth in Section 4.6.

“Prime Rate” shall mean a fluctuating interest rate per annum equal at all times to the rate of interest published each business day in The Wall Street Journal, but in no event shall the Prime Rate be lower than such rate as in effect as of the Closing Date; provided, that if more than one “Prime Rate” is published in The Wall Street Journal for a day, the highest of such “Prime Rates” shall be used.  In the event that The Wall Street Journal is no longer published or no longer publishes the “Prime Rate,” Buyer may substitute another publication publishing the “Prime Rate” reasonably acceptable to Buyer.  In the event that “Prime Rates” are no longer generally published or are limited, regulated or administered by a governmental or quasi-governmental body, Buyer may substitute another rate approximating the “Prime Rate” (and which substitute rate may be reasonably adjusted by Buyer to the effect that such substitute rate will provide for an interest rate equivalent to the rate which would have been effective if the “Prime Rate” were published).

“Processing Services” means the implementation, operation and maintenance, by Processor and Buyer of an interface between Provider’s accounting system and the Buyer’s A/RxMed System, as well as making timely account postings and compiling reports and records.

“Processor” means the Buyer’s sub-contracted vendor responsible for providing Processing Services to Buyer,

“Provider” shall have the meaning set forth in the heading of this Agreement.

“Purchase” shall have the meaning set forth in Section 2.1, which meaning shall apply to all forms of this term, including “Purchased” and “Purchases.”

“Purchase Price” shall have the meaning set forth in Section 2.2.

“Related Property” shall mean, with respect to each Account, the following: (i) all books and records of any nature evidencing or related to the Account, including, but not limited to, ledgers, records indicating, summarizing or evidencing an Account and all computer programs, discs, tapes or other electronic files or computer prepared information with respect to

Purchase Agreement

the foregoing and any software necessary to operate the same, all contracts, invoices, charges slips, credit memoranda, notes and other instruments and other documents, books, records and other information, (ii) all security interests or liens and property subject thereto from time to time purporting to secure payment of such Account, whether pursuant to the contract related to such Account or otherwise, including all rights of stoppage in transit, replevin, reclamation, supporting obligations and letter of credit rights (as such terms are defined in the Uniform Commercial Code), and all claims of lien filed or held by the Provider on personal property; (iii) all rights to any goods whose sale gave rise to such Account, including returned or repossessed goods; (iv) all instruments, documents, chattel paper and general intangibles (each as defined in the Uniform Commercial Code) arising from, related to or evidencing such Account; (v) all UCC financing statements covering any collateral securing payment of such Account; (vi) all guaranties and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Account whether pursuant to the contract related to such Account or otherwise; and (vii) all proceeds and amounts received or receivable arising from any of the foregoing.

“Repurchase Date” means (a) with respect to an Account Purchased on the initial Closing Date, the 90th day after the initial Closing Date and (b) with respect to any Account Purchased on any date subsequent to the initial Closing Date, the 90th day after the Date of Service with respect to such Account.

“Reserve Account” shall have the meaning set forth in Section 3.2.

“Retained Liabilities” shall have the meaning set forth in Section 2.5.

“Servicing Fee” shall have the meaning set forth in Section 5.3(c).

“Subsequent Installment” shall have the meaning set forth in Section 2.2(b) hereof.

“Taxes” shall have the meaning set forth in Section 4.14.

“Term” shall have the meaning set forth in Section 9.1.

“Uniform Commercial Code” shall mean the Uniform Commercial Code, as amended, as presently in effect in the State of New York.

All references to Section numbers throughout this Agreement are references to those Sections of this Agreement, unless otherwise expressly stated to the contrary.

2.

Sales and Purchases.

Purchase Agreement

2.1

Obligation to Offer Accounts for Purchase; Purchase of Accounts; Identification of Accounts Purchased.

The Provider agrees to offer for sale to Buyer all of the Provider’s Accounts on a weekly basis during the Term of this Agreement and during any Extended Term.  Such offer of Eligible Accounts by Provider shall be by submission by Provider to Buyer each week of a complete list of all of Provider’s Accounts which have not been Purchased by Buyer.  Such submission shall be made electronically pursuant to criteria identified from time to time by Buyer.  Buyer shall select from the list of Provider’s Accounts those that the Buyer will purchase.  Provider hereby acknowledges and agrees that Buyer shall only purchase such Accounts, if any, as Buyer shall from time to time elect and in no event shall Buyer be obligated to purchase any Account either during the Term or the Extended Term or otherwise.  On the terms and subject to the conditions set forth in this Agreement, upon the payment of the Initial Installment (less any offsets, credits or reductions thereto as provided in this Agreement or by applicable law) by Buyer with respect to a Batch of Accounts, all Accounts in such Batch will be conveyed, transferred, assigned, sold and delivered to Buyer and Buyer will have acquired, accepted and purchased from the Provider, all such Accounts.  The specific Accounts Purchased on any Closing Date are those identified as Purchased on Buyer’s secure web site (to which Provider shall have electronic access).  Upon the transfer of the Accounts to Buyer, the Related Property of such Accounts shall also be transferred to Buyer automatically and without further action by either party hereto.  Each transaction described in this Section shall be referred to as a “Purchase” for all purposes hereunder without regard to whether a court or other authority determines, contrary to the intention of the parties and the terms of this Agreement, that such transactions, in fact, constitute loans of funds by Buyer to the Provider.  The representations and warranties made by the Provider in this Agreement or in any document delivered hereunder or in connection with any Purchase, shall survive the Closing Date of each and every Purchase of Accounts.  The closing of any Purchase of Accounts shall not be deemed a waiver of any failure of the Provider to comply with any condition, covenant, or agreement contained herein.

2.2

Purchase Price for the Assets.

The purchase price (the “Purchase Price”) of Accounts shall be determined separately for each Batch of Accounts purchased and shall be equal to the aggregate ENR of all Eligible Accounts in such Batch.  The Purchase Price shall be paid as follows:

(a)

Upon the Purchase of Accounts, Buyer shall pay to the Provider an amount (the “Initial Installment”) equal to the lesser of (a) 35% of the Purchase Price of all of the Eligible Accounts in a Batch or (b) the amount requested by Provider.

(b)

All remaining installments of the Purchase Price subsequent to the Initial Installment (“Subsequent Installments”) with respect to all Purchased Accounts shall be aggregated and paid with respect to all Purchased Accounts as a group, regardless of the date such Accounts were or are Purchased, in accordance with the provisions of this paragraph (b) and such payment of all remaining amounts of the Purchase Price shall be

Purchase Agreement

subject to the terms of this Agreement and applicable legal requirements.  The funds from which the Subsequent Installments of the Purchase Price are to be paid shall be limited to the funds in the Reserve Account from time to time pursuant to the terms of this Agreement.  Funds shall be released from the Reserve Account on account of the Subsequent Installments of the Purchase Price, in accordance with the provisions of Section 3.2 hereof.  All funds in the Reserve Account shall, until released to the Provider pursuant to the terms of this Agreement, be the sole property of Buyer and the Provider shall have no legal or equitable interest therein.  Buyer shall have no responsibility for payment of any installment of the Purchase Price subsequent to the Initial Installment except from funds available in the Reserve Account pursuant to the terms of this Agreement.  If the funds in the Reserve Account are insufficient to pay the full Purchase Price, Buyer shall have no independent obligation to pay any remaining portion of the Purchase Price subsequent to the Initial Installment.

2.3

Closing.

Each purchase and sale of Accounts and the Related Property with respect to such Accounts pursuant to this Agreement (each a “Closing”) shall take place at the offices of Buyer, being 183 Madison Avenue, Suite 1718, New York, NY 10016.  The date upon which the Initial Installment is paid with respect to an Account or Batch of Accounts is referred to herein as the “Closing Date.”  Prior to the first Closing Date hereunder, Provider shall deliver to Buyer the following documents, executed by the Buyer and any third parties to such documents:

a.

This Purchase Agreement;

b.

A Guaranty in the form attached hereto as Exhibit E-1A from Jorge Alexandre and a Guaranty in the form attached hereto as Exhibit E-1B from Neil Muller;

c.

A Guaranty and Security Agreement in the form attached hereto as Exhibit E-2 from Fresh Start Private, inc. and Fresh Start Private Management, Inc.;

d.

A Landlord’s Waiver and Consent in the form attached hereto as Exhibit F hereto with respect to each facility occupied by the Provider and its management company;

e.

An IRS Form 8821;

f.

The Lockbox Agreements referenced in Section 5.3 hereof;

g.

Multiple copies (as instructed by Buyer) of the Notice to Payors in the form attached hereto as Exhibit B;

h.

Proof of authorization by Provider of the execution of the foregoing documents (which generally shall be by way of a certified resolution of the governing board of the Provider, containing the authorizing provisions set forth in Exhibit D hereto); and

Purchase Agreement

i.

Such additional documents as Buyer or its counsel may reasonably require.

2.4

Facility Cap.

The aggregate amount of the Outstanding Initial Installments hereunder plus any outstanding Obligations of the Provider shall not (except as permitted by Buyer in its sole discretion) exceed $500,000 (the “Facility Cap”).  The Provider shall pay to Buyer, on the Initial Closing Date, an Origination Fee equal to 3.0% of the Facility Cap.  In the event the Term is extended pursuant to Section 9.1, Provider shall pay to Buyer at the commencement of each Extended Term, an additional Origination Fee equal to 1.5% of the then Facility Cap.  The Facility Cap can, with the approval of the Buyer, be increased in increments of $100,000 at such time as the (i) the Outstanding Initial Installments plus any outstanding Obligations of the Provider equals or exceeds 80% of the then-existing Facility Cap.  In the event that the Facility Cap is increased with the consent of Buyer, Provider shall pay to Buyer an Origination Fee in an amount equal to 3.0% of the amount by which the Facility Cap is increased.

2.5

Liabilities Not Assumed by Buyer.

The Provider covenants, represents and warrants that the Buyer shall not be deemed by anything contained in this Agreement to have assumed liabilities relating to, or arising out of, the Assets or any other business, property or assets of the Provider, including, without limitation, the following (hereinafter collectively referred to as “Retained Liabilities”):

(a)

Any liability of the Provider to any person or entity;

(b)

Any liability of the Provider for any federal, state, municipal, local or foreign taxes, assessments, additions to tax, interest, penalties, deficiencies, duties, fees and other government charges or impositions of each and every kind or description, whether measured by properties, assets, wages, payroll, purchases, value added, payments, sales, use, business, capital stock, surplus or income with respect to ownership of the Assets up to and including the related Closing Date with respect to such Assets;

(c)

Any liability or obligation (contingent or otherwise) of the Provider to any person or entity arising out of any litigation, claim, arbitration, or other proceeding;

(d)

Any liabilities or obligations of any kind whatsoever relating to any action or inaction by any person or entity, including, without limitation, any of the Provider’s officers, directors, shareholders, employees, agents, representatives or independent contractors, relating in any way to the Healthcare Services rendered or provided by any of them in connection with the Accounts or the servicing of any of the Accounts in the case of such servicing up to and including the Closing Date;

(e)

Any liability or obligation (contingent or otherwise) of the Provider arising out of defects in or mislabeling of, or damages to persons or property arising out of defects or

Purchase Agreement

mislabeling of, products (including, without limitation, prescription medications) manufactured, sold, or prescribed by the Provider in connection with any of the Accounts;

(f)

Any claim by a third party payor for refund or rebate of amounts paid to the Provider, Buyer or otherwise with respect to any Account created or generated by the Provider, including any claim for repayment of funds paid in error;

(g)

Any liability or obligation of the Provider to compensate any person or entity, including, without limitation, any agent, licensor, supplier, distributor or customer of the Provider, in respect of any rendered or provided in connection with the Accounts; and

(h)

Any recapture, set-off, or other claim made by any third party payor against the Accounts.

3.

Fees; Reserve Account; Security.

3.1

Funding Fee; Collateral Management Fee; Deductions of Fees from Purchase Price.

(a)

The Provider shall pay to Buyer a Funding Fee equal to the Funding Fee Rate multiplied by the Outstanding Initial Installment with respect to all Batches.  The Funding Fee shall be calculated on a daily basis and shall be due and payable as of the first day of each calendar month with respect to the prior calendar month.

(b)

The Provider shall pay to Buyer a Collateral Management Fee in an amount equal to 1.00% of the Outstanding ENR of each Batch at the beginning of each 30 day period commencing with the Closing Date of each Batch.

(c)

Notwithstanding the foregoing, no Funding Fee or Collateral Management Fee shall accrue or be payable with respect to a Batch after the later of (i) 30 days following the Closing Date with respect to such Batch or (ii) the date on which the Outstanding Initial Installment with respect to such Batch has been reduced to zero and all accrued fees with respect to such Batch have been paid in full.  Notwithstanding the foregoing, (A) in the event that the Funding Fee as calculated pursuant to subsection (a) is less than $4,500 in any calendar month, the Funding Fee for such calendar month shall be $4,500 and (B) in the event that the aggregate of the Funding Fee and the Collateral Management Fee as calculated pursuant to subsections (a) and (b) is less than $6,000 in any calendar month, the Provider shall pay as a combined Funding Fee and Collateral Management Fee with respect to such month an amount equal to $6,000.

(d)

At Buyer’s option, there shall be deducted from the Initial Installment of the Purchase Price payable at the Initial Closing Date and, if applicable, at each subsequent Closing, the amount of the Funding Fee, the Collateral Management Fee, Buyer’s out-of-pocket costs and expenses as described in Section 10.13, and the Origination Fee as provided in Section 2.4, the indemnification obligations set forth in Section 6.1, the Lock Box Fees described in Section

Purchase Agreement

5.3(d), wire transfer fees as described in Section 10.15, and any other fees and Obligations of the Provider that are then due and payable.  In addition, Audit Fees described in Section 5.1, and the Servicing Fee described in Section 5.3(c) to the extent accrued, may at the discretion of the Buyer be deducted from the Initial Installment of the Purchase Price.  In the event that the foregoing amounts result in the Initial Installment being reduced to zero or in the event that Buyer in its sole discretion determines to defer payment of such amounts, Buyer may deduct such amounts from any subsequent installment of Purchase Price that may be due hereunder.  The foregoing shall not limit Buyer’s rights to demand payment of such fees, expenses and Obligations at any other time or in any other manner.

3.2

The Reserve Account.

(a)

The Buyer will establish a reserve account (the “Reserve Account”).  The Reserve Account will be owned, maintained, managed, and controlled by the Buyer and the Provider shall have no legal or equitable interest therein.  The funds in the Reserve Account may be commingled with other funds of Buyer so long as Buyer separately accounts for transactions in the Reserve Account pursuant to this Section 3.2.

(b)

The Reserve Account shall be accounted for on a Batch-by-Batch basis and will be credited with all cash received by Buyer with respect to the Provider’s Accounts in accordance with the terms and conditions of this Section 3.2, including any amounts paid by the Provider as a result of the Provider’s repurchase obligations, as set forth in Section 3.3(b)(iii), below.

(c)

The Buyer may debit or withdraw at any time and from time to time from the Reserve Account all amounts due to Buyer with respect to any Obligations and repurchase obligations then owed by the Provider to the Buyer under this Agreement and may allocate such amounts among the various Batches as deemed advisable or appropriate in the sole discretion of the Buyer.

(d)

The Buyer may debit or withdraw at any time and from time to time from the Reserve Account pursuant to this Section 3.2(d) all amounts paid by third party Payors and others with respect to the Accounts Purchased from the Provider by Buyer; provided, however, Buyer shall not debit or withdraw from the Reserve Account pursuant this Section 3.2(d) an aggregate amount with respect to any Batch in excess of the aggregate ENR of the Accounts in such Batch as of the Purchase Date.

(e)

Buyer may account to the Provider from time to time with a statement of the Outstanding Initial Installments, the Outstanding ENR Balance, the Reserve Account, and charges and payments made pursuant to this Agreement, and in the absence of manifest error, any such accounting rendered by Buyer shall be deemed final, binding and conclusive unless Buyer is notified by the Provider in writing to the contrary within 30 calendar days of receipt of each accounting, which notice shall be deemed an objection only to items specifically objected to therein.

Purchase Agreement

(f)

If no Event of Default has occurred, and after all amounts have been debited or withdrawn from the Reserve Account pursuant to Section 3.2(c) and (d) above, the Buyer will pay to the Provider as a Subsequent Installment of the Purchase Price of previously Purchased Accounts, an amount equal to all funds then remaining in the Reserve Account exceeding ten per cent (10%) of the Outstanding ENR Balance of all Accounts previously purchased by Buyer, less any amount Buyer reasonably determines is required as a reserve against (i) future Obligations and repurchase obligations of Provider that may arise under this Agreement and (ii) payments which, if not made by Provider, could result in offsets against amounts due on the Accounts or Liens against the Accounts.  Payments to the Provider under this Section 3.2(f) shall not exceed an amount equal to the aggregate Purchase Price of Purchased Accounts minus the aggregate Initial Installments with respect thereto.  Upon termination of this Agreement in accordance with Section 11, balance remaining in the Reserve Account after all withdrawals permitted by this Section 3.2 will be distributed to the Provider up to an amount equal to the then unpaid Purchase Price of all Accounts purchased hereunder and any excess funds then remaining in the Reserve Account shall be debited to or withdrawn by Buyer.

(g)

Notwithstanding the provisions of this Section 3.2, in the event the Buyer determines that the Provider has breached any of its representations, warranties or covenants set forth in this Agreement, Buyer shall have no obligation to release any further amounts from the Reserve Account on account of Subsequent Installments of the Purchase Price until the Provider has cured such breach to Buyer's satisfaction.

(h)

On or before the 10th day of each month, Provider will send to Buyer, in a format approved by Buyer, a collection activity report with regard to the Accounts for the preceding month's collection activities which shall reflect the collection status of the Accounts as at the end of the preceding month.

3.3

Repurchase Obligation; Security Interest.

(a)

If the Outstanding Initial Installment for a Batch has not been reduced to zero by the Repurchase Date, the Provider shall repurchase all unpaid and partially paid Accounts on the Repurchase Date for an amount equal to the Outstanding Initial Installment of such Batch as of the Repurchase Date, less any portion of the Initial Installment with respect to an Account that the Provider establishes to the reasonable satisfaction of the Buyer prior to the Repurchase Date has not been paid due to the bankruptcy, insolvency or financial inability to pay of the Payor with respect thereto.

(b)

At Buyer’s option, the Buyer (i) may deduct the repurchase price from the Initial Installment otherwise payable for Accounts Purchased by Buyer, (ii) may deduct the repurchase price from funds otherwise available in the Reserve Account, or (iii) may require the Provider to pay the repurchase price by delivery of a certified or bank check, which check shall be deposited in the Reserve Account pursuant to Section 3.2(b).

Purchase Agreement

(c)

It is the intention of the parties hereto that each payment by the Buyer to the Provider with respect to Purchased Accounts to be made hereunder shall constitute part of the purchase and sale of such Purchased Accounts and not a loan.  In the event, however, that a court of competent jurisdiction were to hold that the transactions evidenced hereby constitute loans and not purchases and sales, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under the UCC and any other applicable law and that the Provider shall be deemed to have granted and does hereby grant to the Buyer a first priority perfected security interest in all of the Provider’s right, title and interest in, to and under, whether now owned and existing or hereafter acquired or arising, the Purchased Accounts; the Lockbox Accounts; all payments of principal of or interest on such Purchased Accounts; all Related Property of the Purchased Account; all other rights relating to and payments made in respect of this Agreement; and all proceeds of any of the foregoing.  The Provider hereby authorizes the Buyer to file any and all financing statements, amendments, assignments, and continuation statements that the Buyer deems necessary or appropriate to memorialize the sale of the Purchased Accounts under this Agreement, perfect or maintain the perfection of the security interest(s) granted by the Provider to the Buyer under this Agreement or otherwise evidence the transactions contemplated in this Agreement.  The Provider shall take such action, including execution of such financing statements and other documentation as Buyer may request, from time to time in order to perfect and protect Buyer's security interest in the Accounts and other Assets and to ensure that it is a first lien on the Accounts and other Assets.

4.

Representations and Warranties of the Provider.

The Provider represents and warrants to Buyer as of the date hereof and as of each Closing Date hereafter, as follows:

4.1

Organization and Good Standing.

The Provider is a corporation, limited liability company, partnership or professional association duly organized, validly existing and in good standing under the laws of the state of its incorporation or organization, with full power to carry on its business as it is now operated, to own its assets and to convey good and marketable title and ownership of the Accounts to Buyer.  The Provider is qualified to do business and in good standing in each jurisdiction in which the nature of its business or the character of its properties makes such qualification necessary.

Purchase Agreement

4.2

Proper Authority.

The Provider has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  This Agreement and all other Agreements and instruments to be executed by the Provider in connection herewith have been (or upon execution will have been) duly executed and delivered by the Provider, have been effectively authorized by all necessary action, corporate or otherwise, and constitute (or upon execution will constitute) legal, valid and binding obligations of the Provider in accordance with their respective terms.

4.3

Ownership of Assets.

The Provider is the lawful owner of each of the Assets, and all Assets are free and clear of all Liens, other than as set forth on Exhibit A hereto.  The execution and delivery to Buyer of this Agreement and, if applicable, the instruments of transfer of ownership contemplated by this Agreement will vest good and marketable title to the Assets in Buyer free and clear of all Liens and shall constitute a true sale of the Accounts under applicable law (including for tax and accounting purposes) and not a secured financing.  Without limiting the generality of the forgoing, none of the Assets is subject to any contract, agreement or understanding (other than this Agreement), whether oral or written, or any indenture or other instrument to which the Provider is a party or by which the Provider is bound which subjects the Assets to any Lien or prohibits or restricts the conveyance of any interest therein.

4.4

Material Agreements and Laws.

The execution and delivery of this Agreement by the Provider and the consummation of the transactions contemplated hereby will not result in a breach of any of the terms and provisions of, or constitute a default under, or conflict with, any Material Agreement, the Articles or Certificate of Incorporation or Bylaws of the Provider, or any Laws and court orders applicable to the Provider.  Without limiting the foregoing, no event of default, or event with which the giving of notice or passage of time would constitute an event of default, has occurred under this Agreement or any other Material Agreement.

4.5

Absence of Litigation; No Set-Off.

(a)

There are no actions, suits, proceedings or investigations pending or threatened by or against the Provider before any court, governmental agency or other tribunal, which could materially or adversely affect its ability to perform under this Agreement or which could materially or adversely affect the conduct of its business.  Without limiting the foregoing, there are no claims, disputes, actions, proceedings or investigations of any nature pending or, to the best knowledge of the Provider, threatened, against or involving the Provider or any of its employees or persons who provide Healthcare Services under agreements with the Provider that relate in any way to any of the Assets or to the Healthcare Services rendered or provided in connection

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therewith.  Further, there are no injunctions, writs, restraining orders or other orders of any nature against the Provider that adversely affect the Provider's performance of the agreements and transactions contemplated in this Agreement, and there are no proceedings or investigations pending or threatened which adversely affect the payment or enforceability of the Accounts.

(b)

There are no set-offs, recoupments, allowances, discounts, deductions, counterclaims, or disputes with respect to any Account, either at the time it is accepted by Buyer for purchase or any time prior to the date it is to be paid.  "Dispute," as used in the last preceding sentence, shall mean any claim by of any kind whatsoever that is asserted by the Payor as a basis for refusing to pay an Account either in whole or in part, other than its own bankruptcy, insolvency, or financial inability to pay.

4.6

Licenses and Permits; Regulatory Approval; Compliance With Law.

(a)

The Provider and its employees and persons who provide Healthcare Services under agreements with the Provider have all permits, licenses, accreditations, certifications, authorizations, approvals, consents and agreements of all Payors, governmental agencies and instrumentalities, accreditation agencies and any other person (the “Permits and Licenses”) necessary or required for the Provider to own the assets that it now owns, to carry on its business as now conducted, and to execute, deliver, perform and consummate the transactions contemplated by this Agreement; and the Provider has not been notified by any such Payor, governmental agency or instrumentality, accreditation agency or any other person, during the immediately preceding 24-month period, that such person has rescinded or not renewed, or intends to rescind or not renew, any such permit, license, accreditation, certification, authorization, approval, consent or agreement granted by it to the Provider or its employees or persons who provide Healthcare Services under agreements with the Provider or to which it and the Provider are parties.

(b)

With respect to the Assets and the Healthcare Services rendered or provided in connection therewith, neither the Provider nor any of its employees or persons who provide Healthcare Services under agreements with the Provider have violated, and on the date hereof does not violate, in any respect, any law, rule or regulation.  Neither the Provider nor any of its employees or persons who provide Healthcare Services under agreements with the Provider has received any notice of any such violation.

(c)

Neither the Provider nor any of Provider’s employees or persons who provide Healthcare Services under agreements with the Provider have engaged in any activities which are prohibited, or have received any notice that they are engaged in activities that are prohibited, under federal Medicare and Medicaid statutes, regulations promulgated pursuant to such statutes or related state or local statutes or regulations or which are prohibited by rules of professional conduct, including but not limited to: (A) knowingly and willfully making or causing to be made a false statement or representation of a material fact in any application for any benefit or payment; (B) knowingly and willfully making or causing to be made any false statement or representation of a material fact for use in determining rights to any benefit or payment; (C)

Purchase Agreement

failing to disclose knowledge by a claimant of the occurrence of any event affecting the initial or continued right to any benefit or payment on its own behalf or on behalf of another; (D) knowingly and willfully soliciting or receiving any remuneration (including any kickback, bribe or rebate), directly or indirectly, overtly or covertly, in cash or in kind or offering to pay such remuneration: (x) in return for referring an individual to a person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part by Medicare, Medicaid or any federal healthcare program or (y) in return for purchasing, leasing or ordering or arranging for or recommending the purchasing, leasing or ordering of any good, facility, service or item for which payment may be made in whole or in part by Medicare, Medicaid or any federal healthcare program; or (z) making prohibited referrals.

4.7

Disclosure.

The information provided and to be provided by the Provider to the Buyer under or in connection with this Agreement and in any Exhibit or Schedule hereto and thereto, or in any other writing in connection herewith, does not and will not contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make the statements and facts contained herein or therein, in light of the circumstances in which they are made, not false or misleading.  Copies of all documents heretofore or hereafter delivered or made available to Buyer pursuant hereto were or will be complete and accurate records of such documents.

4.8

No Prior Collections on Accounts.

Other than Patient Co-Payments paid on the Date of Service, no monies have been collected by or on behalf of the Provider as of the date of Purchase in respect of any Account, or, if any monies have been collected with respect to the Accounts, such funds have been turned over to Buyer.

4.9

Sale of Accounts Conveys Valid Enforceable Claims Against Payors.

Provider has fully enforceable rights to collect each Account.  Each and every step has been taken by the Provider pursuant to the terms of this Agreement or otherwise to assign to Buyer, all of the Provider’s rights to collect and enforce payment of the Account by the respective Payor and the assignment thereof shall transfer fully enforceable rights to Buyer against each Payor of the respective Account to collect the full amount of each of the Accounts from such Payor.

4.10

Solvency of Payor.

The Payor with respect to each Account is not, as of the date such Account is purchased, the subject of any bankruptcy, insolvency or receivership proceeding, nor is it generally unable to make payments on its obligations when due.

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4.11

Representations, Warranties, and Covenants of Provider Relating to the Accounts.

In addition to the other representations, warranties and covenants of the Provider set forth herein, Provider hereby represents, warrants, and covenants with regard to each of the Accounts as of the Closing Date for the Purchase of such Accounts, that:

(a)

The services stated in, and covered by, the Accounts are Healthcare Services that were actually rendered or provided;

(b)

The patient consent form signed in connection with all Accounts is sufficient to allow the Provider to deliver to the Buyer and any servicer with respect to each such Account, and for the Buyer and any servicer to deliver to the Payor with respect to each such Account, information or documents necessary for the performance of the servicing obligations with respect to such Accounts without violating any patients' privacy rights;

(c)

The private health insurance or other contractual coverage by the responsible Payor was effective at the time the Healthcare Services were rendered or provided and the Provider has pre-verified such coverage prior to the rendering or provision of the Healthcare Services;

(d)

All supporting documentation necessary to verify a claim has been submitted to the Payor by the Provider;

(e)

All information with respect to the Accounts offered for sale by Provider to Buyer is accurate and complete;

(f)

All billing in respect of the Account was completed and submitted on a timely basis, accurately and free of errors, and in accordance with all applicable Medicare, Medicaid, other Laws, professional standards and contracts between the Provider and the Payor, including any Payor’s rules, procedures or standards incorporated therein;

(g)

No other person or entity participated in the rendering of the Healthcare Services covered by the Account or is entitled to any payment whatsoever in respect of such Services;

(h)

The Healthcare Services covered by the Account were rendered in full in the ordinary course of business, in accordance with the prevailing standards of the practice of medicine in the County in which the Provider operate and are medically necessary under the Payor’s standards;

(i)

The amounts charged for the Healthcare Services covered by the Account as set forth in the Accounts represent the standard amounts billed by the Provider for the same or

Purchase Agreement

similar services in the ordinary course of business at the date on which such Services were rendered; and

(j)

Each Account is the legal, valid, and binding obligation of the respective Payor enforceable in accordance with its terms and is not subject to any dispute, offset, counterclaim, or encumbrance of any kind and Provider has no reason to believe that such Account will not be paid in the ordinary course of the business of the respective Payors.

4.12

Financial Condition.

The Provider has furnished to Buyer true and complete copies of the Provider's unaudited balance sheets and unaudited income and cash flow statements.  The balance sheets and income and cash flow statements have been prepared in accordance with generally accepted accounting principles and the Provider's regular business practices and fairly and accurately set forth the assets and liabilities and results of operations of the Provider as of the date of the balance sheets and for the periods covered by the income and cash flow statements.  Since the date of the most recent balance sheet delivered to Buyer, the Provider has not incurred any liabilities or obligations except in the normal course of its business and no event has occurred which adversely affects Provider's operations, including its ability to perform the transactions contemplated by this Agreement.

4.13

Solvency; No Fraud against Creditors.

The Provider is not insolvent nor will it be rendered insolvent as a result of the sale and transfer of the Assets pursuant to this Agreement or as a result of the transactions contemplated by this Agreement.  The Provider's tangible assets are in excess of the total amount of its direct or indirect, fixed or contingent, secured or unsecured, disputed or undisputed liabilities, whether or not such liabilities are reflected on a balance sheet prepared in accordance with generally accepted accounting principles.  The Provider is able to pay its debts and obligations in the ordinary course as they mature and the Provider has sufficient funding to carry on its business as presently conducted by it.  The sale of the Accounts pursuant to this Agreement is made in good faith and without actual intent to hinder, delay or defraud present or future creditors of the Provider.

4.14

Tax Returns and Taxes.

All federal, state and local income, ad valorem, excise, sales, use, real or personal property, premium and other taxes and assessments of any kind, including, without limitation, amounts withheld from payroll for the payment of income tax and other governmental charges (“Taxes”) which have become due and payable by the Provider have been properly computed, duly reported, fully paid and discharged (together with all interest and penalties thereon) and there are no unpaid Taxes which are or could become a lien on the properties and assets of the Provider except for current Taxes not yet due and payable.  No waivers of federal or state

Purchase Agreement

statutes of limitations are outstanding.  There are no pending assessments or proposed adjustments or audits presently in progress with respect to any returns of the Provider.  The Provider has furnished Buyer with true and correct copies of its federal, state and local income tax returns for the preceding two fiscal years and copies of any extensions filed with respect to any such fiscal years and of its Forms 941 or any other report with respect to its payment to the applicable government agency of amounts withheld from payroll.

4.15

Provider’s Pension and Profit Sharing Plans.

The Provider’s (and any of Provider’s consolidated subsidiaries) pension or profit sharing plans have been fully funded in accordance with Provider's applicable obligations.  The Provider has not received notice of non-compliance, of a pending audit or investigation or of any charge or deficiency with respect to any such plan.  None of Provider’s plans are multi-employer plans.

4.16

Provider’s Principal Place of Business.

The Provider’s principal place of business and chief executive office are located at the address set forth on the signature page of this Agreement, and have been located at such address for the past four months.  Except as otherwise disclosed to Buyer in writing on or prior to the date of this Agreement, the Provider conducts business only in the location set forth on the signature page of this Agreement.

4.17

Identity of Provider.

The full and correct legal name and jurisdiction of incorporation or organization of the Provider is as set forth in the first paragraph of this Agreement; the Provider has not changed its name in the last two years; and the Provider has no trade names, fictitious names, assumed names or “doing business as” names except as have previously been disclosed in writing to the Buyer.

4.18

Financing Statements.

There are no financing statements now on file in any public office governing any property of any kind, real or personal, in which the Provider is named in or has signed as the debtor, except the financing statement or statements filed or to be filed in respect of this Agreement or those statements now on file that are listed on Exhibit A hereto.

5.

Certain Understandings and Agreements of the Parties.

5.1

Access and Cooperation.

From and after the date hereof (i) Buyer and any other authorized agents and appointed representatives of Buyer shall have reasonable access during normal business hours to all

Purchase Agreement

account records and any and all other documentation relating to the Accounts, including, without limitation, patient records and information, to the extent permitted by law, and all other information and documents relating to the Provider’s financial condition and business, (ii) the Provider shall promptly furnish or cause to be furnished to Buyer all information (including turning over originals or copies of such information) requested by Buyer or any of its agents relating to the Assets and Provider’s financial condition and business, (iii) the Provider shall provide Buyer with all information, account numbers and passwords necessary to allow Buyer to view on the Internet all deposits to and withdrawals from each of the Provider’s bank accounts, and (iv) the Provider shall provide Buyer with all information, account numbers and passwords necessary to allow Buyer to view on the Internet all accounts the Provider has with Payors.  .All costs, fees and expenses incurred by Buyer in conducting any such review or audit (“Audit Fees”) shall be paid by Provider to Buyer, upon demand.  Provider will give to Buyer and its Processors any information necessary to verify the eligibility and validity of the Accounts sold to Buyer.  Provider hereby grants to Buyer or its Processor the right to verify the eligibility and validity of the Accounts sold to the Buyer by contacting any Payor.  Further, Provider will instruct Payors to provide any assistance to Buyer and its Processor to conduct this process.  After the Closing Date for each Purchase the Provider shall continue to cooperate fully with Buyer and Buyer's agents in any and all matters related to any Accounts, including, without limitation, matters relating to the collection of any Account.  It is further understood and agreed that, to the extent permitted by law, Buyer and its agents shall have the right at any time to communicate with and seek the assistance of Payors, patients, and relatives or guardians of patients of the Provider for the purpose of facilitating the servicing and collection of the Accounts.

5.2

Handling of Accounts.

Subject to Sections 5.3, 7.5 and 8.2, below, from and after the date hereof the Accounts and Related Property shall be handled by the Provider in the ordinary course of its business, and no act shall be done or omitted to be done by or on behalf of the Provider, which act or omission could jeopardize collection of payment on any Account.  The Provider shall make all appropriate entries in its computer or other billing system for billing or re-billing of Accounts which require that all payments be forwarded directly from the Payors of such Accounts to the appropriate Lockbox Account described in Section 5.3(a) hereof.  The Provider shall be responsible for billing, re-billing, and collecting all amounts with respect to the Accounts following the Purchase thereof and Buyer shall refer any inquiries it receives concerning the Accounts to Provider.

5.3

Pay-Over of Receivables and Lockbox Accounts.

(a)

Prior to the consummation of the transactions contemplated by this Agreement, the Provider shall (i) establish and maintain at the Provider’s expense (A) an account in the name of the Provider with a depository institution satisfactory to the Buyer (the “Governmental Lockbox Account”) into which all collections in respect of Medicaid, Medicare, Title V Maternal and Child Health Services Block Grant Program, Title XX Social Services Block Grant Program, TRICARE (formerly known as CHAMPUS) and CHAMPVA Accounts shall be

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deposited and (B) an account in the name of the Buyer with a depository institution satisfactory to the Buyer into which all Collections in respect of other Accounts shall be deposited (the “Commercial Lockbox Account”).  (The Governmental Lockbox Account and the Commercial Lockbox Account are referred to collectively in this Agreement as the “Lockbox Account”).  The Provider hereby agrees to direct each Payor of an Account to remit all payments with respect to such Account for deposit in the Commercial Lockbox Account (other than the Payers of Medicaid, Medicare, Title V Maternal and Child Health Services Block Grant Program, Title XX Social Services Block Grant Program, TRICARE and CHAMPVA Accounts which shall be directed to remit all payments with respect to such Receivables for deposit in the Governmental Lockbox Account) by (A) delivering to such Payor a notice attached as Exhibit B hereto and (B) identifying the Commercial Lockbox Account as the “pay to” address on all bills sent to Payors of Non-Governmental Receivables.  The Provider further agrees not to change such directive to Payors without the prior written consent of the Buyer.  The Provider agrees not to terminate the Governmental Lockbox Account without first providing the Buyer with written notice at least 30 days prior to the effective date of such termination.  The Provider shall give standing instructions to the bank at which the Governmental Lockbox Account shall be maintained to transfer any balances in the Governmental Lockbox Account into the Commercial Lockbox Account on a daily basis.  Such instructions shall be irrevocable except on 30 days prior written notice to Buyer and the Provider hereby agrees not to change or direct the custodian thereof to modify such sweep order nor to provide any other or additional instructions to the custodian thereof.  In the event the Provider terminates the Governmental Lockbox Account, changes the sweep order with respect to the Governmental Lockbox Account or the Payors receive any instruction whatsoever from the Provider indicating that Collections with respect to the Purchased Accounts should be sent to any location other than the Lockbox Account, the Provider hereby acknowledges and agrees that such actions would be an express violation of this Agreement, would cause irreparable harm to the Buyer for which there would be no adequate remedy at law, and agrees and consents to entry of an order by a court of competent jurisdiction granting the Buyer specific performance of the terms and provisions of this Agreement as to the Provider.

So long as Collections with respect to Purchased Accounts are in the possession of the Provider, the Provider will (i) hold such Collections in trust for the sole and exclusive benefit of Buyer, (ii) segregate such Collections from other funds of the Provider, (iii) forward such Collections within one business day of receipt thereof to the appropriate Lockbox Account, and (iv) forward immediately to the Lockbox Account at the address stated herein, any Collections received by the Provider or its agents after the date hereof in payment or partial payment of any Accounts (including any payments made to the Governmental Lockbox Account or any other payments in respect of Government Receivables which the Provider will continue to receive notwithstanding their sale and assignment to Buyer).  The Provider shall enter into such agreements with Buyer and Buyer’s bank with respect to the Governmental Lockbox Account and the Commercial Lockbox Account as Buyer and its bank shall reasonably request (the “Lockbox Agreements”), including, without limitation, agreements that perfect Buyer’s security interest in such accounts.  The Provider further agrees that, at Buyer's request, the Provider shall render to the Buyer a full and complete accounting of all Collections received in payment or partial payment of any Accounts by or on behalf of the Provider or any other person

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or entity other than Buyer, of which the Provider, after due investigation, is aware.  Contemporaneously with each remittance of Collections to either Lockbox Account, the Provider shall deliver to Buyer a report identifying the related Account and the related Payor.  All funds received into the Commercial Lockbox Account shall be property of the Buyer and the Buyer can direct to movement of funds from the Commercial Lockbox Account to any other account, as Buyer shall designate in its sole discretion.  For accounting purposes, all funds received into the Commercial Lockbox Account shall be credited to the Reserve Account and shall be accounted for as set forth in Section 3.2.  For purposes of computing the Funding Fee and the Collateral Management Fee hereunder, all Collections received by Buyer and other amounts received by Buyer in payment of any of the Provider’s Obligations or in payment of the Provider’s repurchase obligation set forth in Section 3.3, shall be credited after allowing a five (5) day collection and clearing period to expire following the receipt by Buyer thereof.

(b)

The Provider shall not pay, settle, compromise any Account, or release any Payor from its obligation to pay the Purchased Account without the prior written consent of Buyer.  The Provider agrees that in connection with the Purchase of the Accounts by Buyer, at Buyer’s request, the Provider shall indicate in its computer files, in the manner requested by Buyer, that the Purchased Accounts have been sold to the Buyer and that Buyer has a security interest in all other Accounts.

(c)

The Provider shall pay to Buyer a servicing fee (the “Servicing Fee”) in the amount of $350 per week for monitoring payments and evaluating the billing and collection information provided to Buyer by Provider.  At Buyer’s option any accrued Servicing Fee may be deducted from the Initial Installment pursuant to Section 3.1(c) or from the Reserve Account pursuant to Section 3.2(c) or may be required to be paid directly to Buyer.

(d)

The Provider shall reimburse Buyer for any bank fees and charges for the maintenance of the Lockbox Accounts incurred by Buyer (the “Lock Box Fees”).  Such fees shall be due and payable as and when incurred and, at Buyer’s option, may be deducted from the payment of the Initial Installment pursuant to Section 3.1(c) or from the Reserve Account pursuant to Section 3.2(c) or may be required to be paid directly to Buyer.

(e)

Subject to Sections 7.5 and 8.2, the Provider shall diligently bill, service and collect all Accounts, and shall, additionally, comply with the following procedures: (i) Payors will be billed by electronic submission; (ii) all bills shall indicate conspicuously on their face and in BOX 33 of HCFA 1500 forms that the Accounts represented thereby should be paid directly, with respect to Government Receivables, to the Governmental Lockbox Account, and with respect to Commercial Receivables, to the Commercial Lockbox Account; (iii) at Buyer’s request from time to time the Provider shall notify Payors designated by Buyer, that the Accounts have been purchased by Buyer; (iv) the Provider shall post all collections with respect to the Accounts as of the date such collections are deposited in the Lockbox Account, (v) any collections not deposited in the Lockbox Account in violation of this Agreement shall be separately accounted for and not posted to any account until such posting is authorized by Buyer; and (vi) the Provider shall institute any additional billing, servicing or collection procedures with

Purchase Agreement

respect to the Accounts as Buyer may reasonably request.  In the event the Provider fails to bill and service all Accounts in accordance with this Section 5.3(e), Buyer may elect to perform such billing or servicing and the Provider shall pay Buyer’s customary rates therefor.

5.4

Software Interface.

Provider will provide sufficient specifications to Buyer to enable Buyer to build an electronic data interface compatible with Provider’s patient accounting system so that Buyer can receive data from Provider.  The parties acknowledge and accept that the development of the interface system is based on information given by the Provider during the application and development processes as outlined in the A/RxMed Medical Data Analysis which is attached as Exhibit H.  The Provider acknowledges that inaccuracies and/or omissions in the information provided for the interface specifications will affect the funding provided for the Provider pursuant to this Agreement.  Neither Buyer nor its Processor will be liable for any consequences of inaccuracies and or omission of information, regarding the interface specifications.  The Provider will be given the opportunity to review the specifications that will be used to develop the interface.  The Buyer and its Processor will make a reasonable effort to ensure that the information being sent by the Provider is interpreted accurately and timely.  In the event that a processing error occurs or that a correction is required of the interface, it is understood by all parties that:

(a)

the Buyer and its Processor are only responsible for correcting the errors that it made to the extent that the remedy is reasonable and that no further liability exists;

(b)

any required correction to the interface or its operation that is the responsibility of the Buyer or its Processor will be corrected, to the extent that the remedy is reasonable, at the Buyer’s expense;

(c)

any correction to the interface or its operation that is due to incorrect interface specifications and or omissions in the interface specifications given to the Buyer or its Processor by the Provider will be corrected, to the extent that the remedy is reasonable, at the Provider’s expense;

(d)

any corrections to the interface or its operation are billable by the Buyer or its Processor at $200.00 per hour and;

(e)

the Buyer and its Processor will make the determination of who is at fault regarding any required corrections to the interface.

5.5

Hardware and Software Requirements.

Provider must install and maintain at its own expense a computer and telecommunications system, which meets the minimum technical specifications, and requirements for such system as set forth in Exhibit I. The minimum requirements may be revised by the Buyer at any time, but shall reflect industry standards for access to Internet browsing.  The Provider shall be given at least ninety days for making any updates.

Purchase Agreement

5.6

Security.

The A|RxMed System is password protected through passwords issued to the Provider.  Provider shall use all efforts to maintain the security of the A|RxMed System including its passwords.

5.7

Power of Attorney.

The Provider hereby grants to Buyer and its officers, employees and agents a power of attorney which is irrevocable and coupled with an interest to do any and all of the following:

(i)

to endorse and cash any checks, instrument or other payments in respect of any of the Accounts and Related Property made payable or endorsed to the Provider or its order, whether received by Buyer or received by any other party and delivered to Buyer pursuant to this Agreement;

(ii)

receive, open and deal with any mail addressed to the Provider and put Buyer's address or the address of the appropriate Lockbox on any statements mailed to Payors;

(iii)

pay, settle, compromise, prosecute or defend any action, claim, conditional waiver and release, or proceeding relating to Accounts;

(iv)

upon the occurrence of an Event of Default, notify in the name of the Provider the Post Office to change the address for delivery of mail addressed to the Provider to such address as Buyer may designate.  Buyer shall turn over to the Provider all such mail not relating to the Accounts but may retain copies for Buyer’s files;

(v)

execute and file on behalf of the Provider any financing statement deemed necessary or appropriate by Buyer to protect its interest in and to the Accounts, including the Accounts and Related Property or in the Collateral.

(vi)

to do all things necessary and proper in order to carry out this Agreement.

5.8

Future Encumbrances.

It is understood and agreed that the Provider shall not, at any time, for any reason or under any circumstances, cause or permit any of the Assets to become subject to any Liens other than the lien of Buyer or its assigns in the Accounts.  It is further understood and agreed that, as of the Closing Date for each Purchase, the Provider shall have no right, title or interest in or to the Assets related thereto, and shall not, at any time, for any reason or under any

Purchase Agreement

circumstances, hold itself out to third parties as having any right, title or interest in or to such Assets.

5.9

Cooperation in Litigation.

The Provider shall fully cooperate with Buyer in the defense or prosecution of any litigation or proceeding which may be instituted hereafter against Buyer or Buyer's assigns on account of enforcement of Buyer's ownership of the Assets and the enforcement of payment from the related Payor thereof, and the Provider shall indemnify Buyer and its agents or assigns for any loss or expense including their reasonable attorneys fees incurred by such parties relating to or arising out of the Provider’s billing, administration or handling of the Assets prior to or after the Closing Date related thereto.

5.10

Delivery of Financial Statements and Tax Returns.

So long as this Agreement is in effect, the Provider shall deliver to the Buyer: (i) within 45 days after the end of each fiscal quarter, the Provider's financial statements for such period and for that portion of its fiscal year through the end of such period; (ii) within 150 days after the end of the Provider's fiscal year, the Provider's annual financial statements for such year certified by the Provider's chief financial officer; (iii) when filed, copies of all federal, state tax returns, request for extension or any other returns and, when received, copies of all notices from any federal, state or local agencies with respect to Taxes and pension or profit-sharing plans, (iv) when received by the Provider, all Medicare and Medicaid cost reports and audits, (v) when received by the Provider, any other financial or quality of professional service audits or surveys, and (vi) promptly upon request, such other information concerning the Provider as the Buyer may from time to time request.  All financial statements delivered to Buyer shall be prepared in accordance with generally accepted accounting principles and on a basis consistent with those previously submitted to the Buyer.  The Provider shall file all federal, state and local tax returns and pay all Taxes when due.

5.11

No Change of Address.

The Provider shall not change its name, mailing address, chief executive office, principal place of business or place where such records are maintained without 30 days prior written notice to Buyer.

5.12

Sale of Accounts to be Reflected on Provider’s Books and Records.

The Provider will reflect on all of its books, records, tax filings and financial statements, and in all its dealings with the Payors of such Accounts, that it has sold the Accounts and related Assets to Buyer and shall treat and characterize all Purchases as sales of the Accounts and related Assets for accounting and tax purposes.  The Provider hereby affirms that it has

Purchase Agreement

valid business reasons for selling the Accounts to the Buyer as contemplated by this Agreement rather than obtaining a loan with the Accounts being utilized as collateral therefor.

5.13

Proceeds.

The proceeds of the sale of the Accounts will be used for the business and commercial purposes of the Provider.

5.14

No Proceedings.

The Provider hereby agrees that it will not institute against Buyer or join any other person or entity in instituting against Buyer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law.

5.15

Account Coding.

The Provider shall not change its accounting coding system for its Accounts without prior written notification to the Buyer of such change.

5.16

Conduct of Business and Maintenance of Existence, Permits, Licenses, Compliance with Law and Material Agreements.

(a)

The Provider will continue to engage in business of the same general type as it now conducts and will preserve, renew and keep in full force and effect its existence and its respective rights, privileges and franchises necessary or desirable in the normal conduct of business.  The Provider shall not merge, consolidate or sell all or substantially all of its assets without the express prior written consent of Buyer.  The Provider shall not change its jurisdiction of incorporation or organization without the express prior written consent of Buyer.

(b)

The Provider will comply with all requirements of all applicable Medicare and Medicaid laws, ordinances, rules, regulations, and requirements and all other Laws and Court Orders.  The Provider will keep all of its Permits and Licenses in full force and effect and obtain any renewals of such Permits and Licenses and any additional Permits and Licenses that are necessary or desirable for the continued conduct of Provider’s business as presently conducted.  The Provider will not permit an event of default to occur under any of its Material Agreements.

(c)

The Provider will immediately forward to Buyer any notices or correspondence received by the Provider with respect to its failure to comply with any Laws, the limitation, restriction, forfeiture or untimely lapse of any Permit or License and its default under any Material Agreement.

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6.

Indemnification and Claims.

6.1

Indemnification by the Provider.

The Provider shall forthwith on demand indemnify and hold harmless Buyer and its officers, directors, shareholders, employees, agents and assigns (each an “Indemnified Party”) from and against any and all claims, losses, damages, liabilities and expenses (including, without limitation, settlement costs and any legal, accounting and other expenses for enforcing Buyer's rights and remedies hereunder, or for investigating, prosecuting or defending any actions or threatened actions) (hereinafter “Indemnified Claims”) awarded or incurred by any of them arising out of or relating to this Agreement or the transactions contemplated hereby or the use of proceeds therefrom, together with interest on cash disbursements in connection therewith at the Default Rate from the date cash disbursements were made or incurred by any Indemnified Party until paid in full by the Provider, including without limitation Indemnified Claims relating to each and all of the following:

(a)

Any breach or alleged breach of any representation or warranty made by the Provider in this Agreement or any Exhibit to this Agreement, with respect to any Account, or in any document delivered in connection herewith;

(b)

Any breach or alleged breach of any covenant, agreement or obligation of the Provider contained in this Agreement, any Exhibit to this Agreement or document provided in connection herewith (including any list of Accounts submitted to Buyer by Provider pursuant to Section 2.1), or any other instrument contemplated by this Agreement;

(c)

Any misrepresentation or alleged misrepresentation contained in any statement or certificate furnished by the Provider pursuant to this Agreement (including any list of Accounts submitted to Buyer by Provider pursuant to Section 2.1), or in connection with the transactions contemplated by this Agreement;

(d)

Any Retained Liabilities;

(e)

Any fees and expense of any broker, investment banker or finder with whom it has dealt in connection with the purchase and sale of the Accounts hereunder or the transactions contemplated hereby; and

(f)

The failure to obtain the protections afforded by compliance with the notification requirements of the Bulk Sales Laws, if any, in force in any jurisdiction contemplated by this Agreement.

6.2

Claims for Indemnification.

Purchase Agreement

Whenever any claim shall arise for indemnification hereunder, the Buyer shall promptly notify the Provider of the claim and, when known, the facts constituting the basis for such claim.  In the event of any claim for indemnification hereunder resulting from or in connection with any claim or legal proceedings by a third party, the notice to the Provider shall specify, if known, the amount or an estimate of the amount of the liability arising therefrom.  The Buyer shall not settle or compromise any claim by a third party for which it is entitled to indemnification hereunder, without the prior written consent of the Provider (which shall not be unreasonably withheld) unless the Provider shall have failed to pay indemnification obligations as they accrue or in the event that suit shall have been instituted against it and the Provider shall not have taken control of such suit after notification thereof as provided in Section 6.3 of this Agreement.

6.3

Defense by Indemnifying Party.

In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any claim or legal proceeding by a person who is not a party to this Agreement against the Buyer, the Provider at its sole cost and expense may, upon written notice to the Buyer, assume the defense of any such claim or legal proceeding if it acknowledges to the Buyer in writing its obligations to indemnify the Buyer or any other Indemnified Party with respect to all elements of such claim.  The Buyer shall be entitled to participate in the defense of any such action, with its counsel and at its own expense.  If the Provider shall not have retained counsel to have charge of the defense of any such claim or litigation resulting therefrom, or if the Buyer or any Indemnified Party shall reasonably conclude that there may be defenses available to it that are different from or additional to those available to the Provider, the Provider shall not have the right to direct the defense of action on behalf of the Buyer or any such Indemnified Party and the Buyer or any such Indemnified Party shall have the right to retain separate counsel in any such action and to participate in the defense thereof in such manner as it may deem appropriate (including but not limited to, settling such claim or litigation, after giving notice of the same to the Provider, on such terms as the Buyer or such Indemnified Party, as the case may be, may deem appropriate) and the reasonable fees and expenses of such counsel shall be assumed by the Provider.  If the Buyer or such Indemnified Party defends or settles such third party claim, the Provider shall have the burden to prove by a preponderance of the evidence that the Buyer or such Indemnified Party did not defend or settled such third party claim in a reasonable manner.

6.4

Manner of Indemnification.

All amounts payable with respect to the Provider’s indemnification obligations hereunder shall be due upon demand by the Indemnified Party and shall, at the option of the Buyer, be paid by (i) cash or delivery of a certified or official bank check by the Provider in the amount of the indemnification obligation, (ii) deduction from the Initial Installment pursuant to Section 3.1(c), or (iii) from the Reserve Account pursuant to Section 3.2(c).

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7.

Additional Security; Rights of Buyer as Secured Party.

As security for the Provider’s payment and performance of all Obligations and its repurchase obligations under Sections 3.3(c) and 8.2, the Provider hereby grants to the Buyer a security interest in the Collateral.  The Provider shall execute such financing statements and other documentation as Buyer may request from time to time in order to perfect and protect Buyer's security interest in the Collateral.  The security interests in the Collateral under this Section 7 and under Sections 3.3(c) and 8.2 shall be on the following terms and conditions:

7.1

No Obligation To Pursue Collateral; Retention of Priority; No Sale of Collateral.

Recourse to security shall not at any time be required and the Provider shall at all times remain liable for the repayment upon demand of all Obligations and its repurchase obligations under Sections 3.3(c) and 8.2.  The Provider represents, warrants and covenants that Buyer shall have a first priority security interest in all of the Accounts and Related Property of the Accounts and Collateral in which a security interest is being granted hereunder, subject to the permitted Liens set forth in the financing statements listed in Exhibit A.  During the term of this Agreement, the Provider shall not sell or assign, negotiate, pledge or grant any security interest in, or permit any Liens to be placed upon, any of the Accounts and Related Property of the Accounts and Collateral to anyone other than Buyer.

7.2

Collateral Security for Obligations; Waiver of Suretyship Defenses.

The Collateral shall secure any and all of the Provider’s Obligations and its repurchase obligations under Section 2.3(a) and (b) above.  The Provider hereby waives any and all suretyship defenses available to the Provider under applicable law.

7.3

Perfection and Protection of Security Interest.

Provider hereby authorizes Buyer to file UCC-1 Financing Statements with respect to the Collateral, and any amendments or continuations relating thereto, without the signature of Provider and hereby ratifies, confirms and consents to any such filings made by Buyer prior to the date hereof.  Provider shall not allow any financing statement (other than that filed by or on behalf of Buyer) to be on file in any public office covering any Collateral or the proceeds thereof, except as set forth on Schedule 7.3.  Provider will do all reasonable lawful acts which Buyer deems necessary or desirable to protect the security interest or otherwise to carry out the provisions of this Agreement, including, but not limited to, the execution of all documents, instruments and agreements in form necessary to Buyer.  The Provider irrevocably appoints Buyer as its attorney in fact during the term of this Agreement to do all acts which it may be required to do in connection with the creation and perfection of Buyer’s security interest under this Agreement, such appointment being deemed to be a power coupled with an interest.

Purchase Agreement

7.4

Relationship of Parties.

Notwithstanding the creation of the above security interest, the relationship of the parties shall be that of seller and purchaser of Accounts and not that of lender and borrower. Nothing in this Section shall be construed to limit the rights that Buyer has as purchaser of the Accounts and Related Property pursuant to the other provisions of this Agreement or at law.

7.5

Buyer’s Remedies Against Collateral Upon Default.

Without limiting any other rights of Buyer in the Accounts, Related Property of the Accounts and Collateral, immediately upon the occurrence of any Event of Default, Buyer may exercise any and all rights of a secured party under the Uniform Commercial Code other applicable law and, in addition, to the extent permitted by law: may (a) remove from any premises where same may be located any and all documents, instruments, files and records, and any receptacles or cabinets containing same, relating to the Accounts, or Buyer may use, at Provider’s expense, such of Provider’s personnel, supplies or space at Provider’s places of business or otherwise, as may be necessary to properly administer and control the Accounts or the handling of collections and realizations thereon; (b) receive, take, endorse, assign, deliver, accept and deposit, in the name of Buyer or the Provider, any and all cash, checks, commercial paper, drafts, remittances and other instruments and documents relating to the Accounts or the proceeds thereof; (c) notify any Payor obligated with respect to any Accounts, that such Accounts have been assigned to Buyer by the Provider and that payment thereof is to be made to the order of and directly and solely to Buyer, (d) communicate directly with Payor to verify the amount and validity of any Accounts created by the Provider; (e) bring suit, in the name of the Provider, and generally shall have all other rights respecting said Accounts, including without limitation the right to accelerate or extend the time of payment, settle, compromise, release in whole or in part any amounts owing on any Accounts and issue credits in the name of the Provider; (f) sell, assign and deliver the Accounts and any returned, reclaimed or repossessed merchandise, with or without advertisement, at public or private sale, for cash, on credit or otherwise, at Buyer’s sole option and discretion, and Buyer may bid or become a purchaser at any such sale, free from any right of redemption, which right is hereby expressly waived by the Provider; (g) foreclose the security interests created herein by any available judicial procedure, or take possession of any or all of the inventory without judicial process, and enter any premises where any inventory may be located for the purpose of taking possession of or removing the same and (h) exercise any other rights and remedies provided in law, in equity, by contract or otherwise.  Buyer shall have the right, without notice or advertisement, to sell, lease, or otherwise dispose of all or any part of the Collateral whether in its then condition or after further preparation or processing, in the name of the Provider or Buyer, or in the name of such other party Buyer may designate, either at public or private sale or at any broker’s board, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such other terms and conditions as Buyer in its sole discretion may deem advisable, and Buyer shall have the right to purchase at any such sale.  If any equipment or merchandise repossessed by Buyer shall require rebuilding, repairing, maintenance or preparation, Buyer shall have the right, at its option, to do such of the aforesaid as is necessary, for the purpose of putting the

Purchase Agreement

equipment and merchandise in such saleable form as Buyer shall deem appropriate.  If notice of intended disposition of any Collateral is required by law, it is agreed that ten (10) days notice shall constitute reasonable notification and full compliance with the law.  The net cash proceeds resulting from the Buyer’s exercise of any of the foregoing rights, (after deducting all charges, costs and expenses, including reasonable attorneys’ fees) shall be applied by Buyer to the payment of Provider’s Obligations and its repurchase obligations under Sections 3.3(c) and 8.2, whether due or to become due, in such order as Buyer may elect, and Provider shall remain liable to Buyer for any deficiencies, and Buyer in turn agrees to remit to Provider or its successors and assigns, any surplus resulting therefrom.  The enumeration of the foregoing rights is not intended to be exhaustive and the exercise of any right shall not preclude the exercise of any other rights, all of which shall be cumulative.  Nothing in this Section shall be construed to limit the Provider’s exercise of its rights as set forth elsewhere in this Agreement prior to the occurrence of any Event of Default in, and with respect to, any Accounts.

7.6

No Merger of Security Interest.

The security interest created under this Section 7 in the Accounts and Related Property shall not be merged or extinguished upon the sale of the Accounts to Buyer hereunder.

7.7

Other Legal and Equitable Rights.

Nothing herein shall limit the exercise by Buyer of any other legal or equitable rights that Buyer may have as a secured party.

8.

Events of Default and Remedies

8.1

Events of Default.

Notwithstanding anything hereinabove to the contrary, Buyer may exercise any or all of the remedies set forth in Section 8.2, immediately upon the occurrence of any of the following (herein “Events of Default”):

(i)

Cessation of the business of the Provider or the calling of a meeting of the creditors of the Provider for purposes of compromising the debts and obligations of the Provider;

(ii)

The failure of the Provider to generally meet its debts as they mature;

(iii)

The occurrence of an Insolvency Proceeding with respect to the Provider or any affiliate of the Provider;

(iv)

The breach by the Provider of any representation, warranty, or covenant contained herein (other than those referred to in subparagraphs (v), (vi) , (vii) and (viii) below)

Purchase Agreement

or in any other written agreement between the Provider and Buyer, provided that such breach by the Provider of any of the representations, warranties or covenants referred in this clause (iv) shall not be deemed to be an Event of Default unless and until such breach shall remain uncured or unremedied to Buyer’s satisfaction for a period of five (5) days from the date Buyer gives the Provider notice of such breach;

(v)

The Provider shall fail to pay any obligation or obligations exceeding $25,000 in the aggregate within two (2) Business Days of the due date thereof or the date such payment obligation arises;

(vi)

Any default occurs, which is not cured within any applicable grace period or cure period or waived, (A) in the payment of any amount with respect to any Indebtedness (other than the Obligations) of the Provider or any Guarantor in excess of $10,000, or (B) in the performance, observance or fulfillment of any provision contained in any agreement, contract, document or instrument to which the Provider or any Guarantor is a party or to which any of their properties or assets are subject or bound under or pursuant to which any Indebtedness was issued, created, assumed, guaranteed or secured and such default continues for more than any applicable grace period or permits the holder of any Indebtedness to accelerate the maturity thereof;

(vii)

Any Indebtedness of the Provider or any Guarantor is declared to be due and payable or is required to be prepaid (other than by a regularly scheduled payment) prior to the stated maturity thereof, or any obligation of such Person for the payment of Indebtedness (other than the Obligations) is not paid when due or within any applicable grace period, or any such obligation becomes or is declared to be due and payable before the expressed maturity thereof, or there occurs an event which, with the giving of notice or lapse of time, or both, would cause any such obligation to become, or allow any such obligation to be declared to be, due and payable;

(viii)

The Provider shall, directly or indirectly, instruct any Payor (except as otherwise expressly set forth in this Agreement) to mail or deliver payment on any Accounts to any address or bank account other than Buyer’s Lock Box Account, or, in the case of Government Receivables, the Governmental Lockbox Account;

(ix)

The Provider fails to remit to Buyer any check or other payment it receives with respect to an Account within one Business Day of receipt;

(x)

There has been a breach of representations or warranties affecting Accounts with an aggregate Outstanding ENR Balance of more than 5% of the Outstanding ENR Balance of all Purchased Accounts;

(xi)

There has been a change of control of the Provider, which shall include, without limitation, a direct or indirect sale or transfer of 50% or more of the capital stock, membership interests or other economic or voting interests in the Provider; or

Purchase Agreement

(xii)

Buyer in good faith reasonably deems itself insecure with respect to the prospect of performance by the Provider of any of the Obligations.

8.2

Buyer’s Rights Upon Default.

Upon the occurrence of an Event of Default, at the option of Buyer (i) all Obligations or the Obligations designated by Buyer shall become immediately due and payable; (ii) Buyer may charge Provider interest at the Default Rate on all then outstanding or thereafter incurred Obligations; (iii) Provider shall be required to repurchase all outstanding Accounts (other than Accounts as to which the Provider establishes to the satisfaction of Buyer are unpaid as a result of the bankruptcy, insolvency or financial inability to pay of the third party Payor with respect thereto) at a repurchase price equal to (A) the aggregate Outstanding ENR Balance of all Batches of Accounts, plus (B) the amount of all fees, costs and expenses, that have been paid out of the proceeds of the Accounts, plus (C) the amount of any other outstanding Obligations, plus (D) the amount of any reasonable reserve requested by Buyer, plus (E) interest at the Default Rate on the Outstanding Initial Installment with respect to such Accounts from the date such repurchase obligation arose; (iv) Buyer may perform, at Provider’s cost and expense, which shall be immediately due and payable, any or all of the covenants and agreements of Provider contained in this Agreement, (v) Buyer may bill, service, or collect any and all of the Accounts and Provider shall pay Buyer’s customary rates therefor, or (vi) Buyer may immediately terminate its obligations under this Agreement.  The exercise of any option is not exclusive of any other option or remedy whether pursuant to this Agreement or otherwise which may be exercised at any time or at the same time by Buyer.

8.3

Waivers of Notice; Inaction Not a Waiver.

Provider waives any requirement that Buyer inform Provider by affirmative act or otherwise of any acceleration of Provider’s obligations hereunder, including any repurchase obligations.  Buyer’s failure to charge or accrue interest or fees at the Default Rate or any other default or past due rate shall not be deemed a waiver by Buyer of its claim thereto.

9.

Term and Termination.

9.1

Term; Termination.

The Provider’s obligations to submit Eligible Accounts for purchase hereunder shall be for a period of one (1) year after the date hereof (the “Term”) and during any Extended Term.  The initial Term shall be automatically extended for successive one year periods (each, an “Extended Term”) unless the Provider notifies Buyer, not less than ninety (90) days prior to the end of the then current Term or Extended Term, as the case may be, that it does not wish to extend such Term or Extended Term.  All other terms and provisions of this Agreement shall

Purchase Agreement

remain in full force and effect until this Agreement is terminated.  This Agreement shall be terminated as follows:

(a)

Upon the execution and delivery of the express written consent of the Provider and Buyer to such termination.

(b)

Subject to Section 9.2, below, by either the Provider or Buyer at any time after (i) the aggregate Outstanding Initial Installments of all Batches shall have been reduced to zero; (ii) all of the Provider’s Obligations under this Agreement, including any interest accrued thereon, shall have been paid to Buyer in full; (iii) there is no Insolvency Proceeding pending or threatened against Buyer, and (iv) there are no pending or threatened claims against Buyer arising out of this Agreement or Buyer’s purchase of Accounts hereunder.

9.2

Early Termination Fee.

In the event the Provider desires to terminate this Agreement prior to the end of the Term or any Extended Term, and all of the conditions set forth in Section 9.1(b) have been satisfied, Provider shall pay to Buyer an early termination fee equal to the greater of (A) 3% of the Facility Cap as of the proposed date of termination or (B) the aggregate of (i) all Collateral Management Fees, Financing Fees, Servicing Fees and Origination Fees payable hereunder from and after the Closing Date to the proposed date of termination, divided by (ii) the number of calendar days that have elapsed since the Closing Date to the proposed date of termination, and then multiplied by (iii) the number of calendar days left from the proposed termination date to the end of the Term or the end of the then-current Extended Term.  In the event Buyer exercises any of the remedies set forth in Section 8.2 following an Event of Default, Provider shall pay to Buyer a default termination fee in the amount of 3% of the Facility Cap as of the date of such Event of Default.

Purchase Agreement

10.

Miscellaneous.

10.1

Notices.

Any notice or request under this Agreement shall be given to any party to this Agreement at such party’s address set forth beneath its signature on the signature page of this Agreement, or at such other address as such party may hereafter specify in a notice given in the manner required under this Section 10.1.  Any notice or request hereunder shall be given only by, and shall be deemed to have been received upon:  (i) registered or certified mail, return receipt requested, on the date on which such received as indicated in such return receipt, (ii) delivery by a nationally recognized overnight courier, one (1) Business Day after deposit with such courier, or (iii) facsimile or electronic transmission, in each case upon telephone or further electronic communication from the recipient acknowledging receipt (whether automatic or manual from recipient), as applicable.

10.2

Assignability; Parties in Interest; Participations.

The parties hereto acknowledge and agree that this Agreement, including all rights and obligations contained herein, may be sold, assigned or otherwise transferred, in whole or in part, by Buyer without the consent of the Provider.  This Agreement is not assignable by the Provider.  This Agreement shall inure to the benefit of and be binding upon Buyer and the Provider, and their respective permitted successors and assigns.  This Agreement shall not benefit or create any right or cause of action in any or on behalf of any person or entity other than the parties hereto and their respective permitted successors and assigns.  This Agreement shall not benefit or create any right or cause of action in any or on behalf of any person or entity other than the parties hereto and their respective permitted successors and assigns.  PROVIDER ACKNOWLEDGES AND AGREES THAT BUYER AT ANY TIME AND FROM TIME TO TIME MAY SELL, ASSIGN OR GRANT PARTICIPATING INTERESTS IN OR TRANSFER ALL OR ANY PART OF ITS RIGHTS OR OBLIGATIONS UNDER THIS AGREEMENT OR ANY DOCUMENT DELIVERED IN CONNECTION HEREWITH INCLUDING ANY DOCUMENT DELIVERED PURSUANT TO SECTION 2.3, THE OBLIGATIONS AND/OR THE COLLATERAL TO OTHER PERSONS (each such transferee, assignee or purchaser, a “Transferee”).  Each Transferee shall have all of the rights and benefits with respect to the Obligations, this Agreement, the Collateral and/or the other documents delivered in connection herewith, held by it as fully as if such Transferee were the original holder thereof, and either Buyer or any Transferee may be designated as the sole agent to manage the transactions and obligations as between themselves and as to the Provider; provided that, notwithstanding anything to the contrary herein, Provider shall not be obligated to pay under this Agreement to any Transferee any sum in excess of the sum which Provider would have been obligated to pay to Buyer had such participation not been effected.  Notwithstanding any other provision hereof, Buyer may disclose to any Transferee all information, reports, financial statements, certificates and documents obtained by Buyer in connection herewith.

Purchase Agreement

10.3

Counterparts.

This Agreement may be executed in one or more counterparts, including by facsimile, each of which shall be deemed an original, but all of which shall constitute but one and the same Agreement.

10.4

Severability.

Any provision of this Agreement which is invalid, illegal, or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality, or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal, or unenforceable in any other jurisdiction.

10.5

Due Diligence Investigation.

All representations and warranties contained herein which are made to the best knowledge of a party shall require that such party make reasonable investigation and inquiry with respect thereto to ascertain the correctness and validity thereof.  No investigation or inquiry made by or on behalf of Buyer shall in any way affect or lessen Buyer’s right to rely (or the reasonableness of Buyer’s reliance) on the representations, warranties and covenants made and entered into by the Provider hereunder.

10.6

Construction.

This Agreement shall, in all cases, be construed simply, according to its fair meaning, and not strictly for or against either party.  Any section and paragraph headings contained in this Agreement are for convenience of the reference only and shall not affect the construction or interpretation of this Agreement.

10.7

Survival of Representations and Warranties.

All representations, warranties, covenants and indemnities made by the parties in this Agreement or in any instrument or document furnished in connection herewith shall survive the initial Closing and any subsequent Closing for the sale of Accounts to Buyer.

10.8

Applicable Law; Jurisdiction.

This Agreement shall be governed by and construed in accordance with the internal substantive law, and not the choice of law rules, of the State of New York; provided, however, if any provision(s) of this Agreement would violate or have the effect of violating the laws of the State of New York but not the laws of the state of the Provider’s domicile then, with respect

Purchase Agreement

to such provision(s), the laws of the state of the Provider’s domicile shall apply.  The Provider hereby consents to, and agrees to submit to the jurisdiction of the Supreme Court of the State of New York and the United States District Court for the Southern District of New York, and agrees, at the Buyer’s election, that any legal action or proceeding arising out of or with respect to this Agreement shall be brought by the Provider and the Buyer in the Supreme Court of the State of New York or in the United States District Court for the Southern District of New York, in each case, that are located in New York County, as the Buyer shall elect.  Each of the parties hereto irrevocably consents to the service of any and all process in any such action or proceeding brought in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York by the delivery of copies of such process to such party at its address specified below its signature.  The Provider hereby irrevocably and unconditionally waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing or maintaining of any such action or proceeding in the Supreme Court of the State of New York or in the United States District Court for the Southern District of New York, in each case, that are located in New York County, as the Buyer shall elect.  Nothing herein shall affect the right of the Buyer to serve process in any other manner permitted by law or otherwise proceed against the Provider in any other jurisdiction.

10.9

Waiver of Jury Trial, Punitive and Consequential Damages, etc.

Provider hereby (a) irrevocably waives, to the maximum extent not prohibited by law, any right it may have to a trial by jury in respect of any litigation directly or indirectly at any time arising out of, under or in connection with this Agreement or any transaction contemplated hereby or associated herewith; (b) irrevocably waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any such litigation any special, exemplary, punitive or consequential damages, or damages other than, or in addition to, actual damages; and (c) certifies that no party hereto nor any representative or agent or counsel for any party hereto has represented, expressly or otherwise, or implied that such party would not, in the event of litigation, seek to enforce the foregoing waivers.  THE PROVIDER AUTHORIZES ANY ATTORNEY TO APPEAR FOR THE PROVIDER, IN ANY COURT OF RECORD, WITHOUT PRIOR NOTICE OR DEMAND FOR PAYMENT, TO WAIVE THE ISSUANCE AND SERVICE OF PROCESS, AND TO CONFESS JUDGMENT AGAINST THE PROVIDER IN FAVOR OF BUYER, OR ANY OTHER PARTY THEN ENTITLED TO ENFORCE THE TERMS OF THIS AGREEMENT FOR SUCH AMOUNT, INCLUDING PRINCIPAL, INTEREST, REASONABLE ATTORNEYS' FEES, AND COSTS, AS THE PROVIDER MAY BE LIABLE TO BUYER BY REASON OF THIS AGREEMENT.

10.10

Complete Agreement.

This Agreement, any list of Accounts submitted by Provider to Buyer pursuant to Section 2.1, the exhibits and schedules hereto and the documents delivered or to be delivered pursuant to this Agreement set forth the entire understanding and agreement of the parties hereto with

Purchase Agreement

respect to the transactions contemplated herein and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties, including, without limitation, any term sheet or indication of interest provided by Buyer to Provider.  No modification or amendment of or supplement to this Agreement or such other documents shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

10.11

Equitable Relief.

In the event the Provider commits any act or omission which (i) prevents or unreasonably interferes with: (a) Buyer's exercise of the rights and privileges arising under the power of attorney granted in Section 5.7 of this Agreement; or (b) Buyer's perfection of or levy upon the ownership or security interest granted in the Accounts, including any seizure of any Account, or (ii) constitutes a breach of any of its representations, warranties or covenants hereunder, such conduct will cause immediate, severe, incalculable and irreparable harm and injury, and shall constitute sufficient grounds to entitle Buyer to an injunction, writ of possession, or other applicable relief in equity, and to make such application for such relief in any court of competent jurisdiction, without any prior notice to the Provider.  The Provider agrees that it shall not defend against any such relief on the basis that Buyer has adequate remedies at law or for damages.

10.12

Cumulative Rights.

All rights, remedies and powers granted to Buyer in this Agreement, or in any other instrument or agreement given by the Provider to Buyer, are cumulative and may be exercised singularly or concurrently with such other rights as Buyer may have.  These rights may be exercised from time to time as to all or any part of the Accounts purchased hereunder as Buyer in its discretion may determine.  Buyer may not waive its rights and remedies unless the waiver is in writing and signed by Buyer.  A waiver by Buyer of a right or remedy under this Agreement on one occasion is not a waiver of the right or remedy on any subsequent occasion.

10.13

Attorney’s Fees; Costs of Enforcement; Expenses of Administration.

Provider agrees to reimburse Buyer upon demand for all attorney’s fees, court costs and other expenses incurred by Buyer in enforcing this Agreement and protecting or enforcing its interest in the Accounts or the Assets, in collecting the Accounts or the Assets, or in the representation of Buyer in connection with any bankruptcy case or insolvency proceeding involving the Provider, the Assets, any Payor, or any Account.  The Provider shall also be responsible for all out-of-pocket costs and expenses incurred by Buyer arising out of or related to (i) the documentation of the transactions contemplated by the Agreement including any amendment, supplement or modification of such documentation, which costs and expenses may include due diligence costs and legal fees and expenses; (ii) the transfer of the Assets to Buyer pursuant to the terms of this Agreement, including, without limitation, all sales and transfer

Purchase Agreement

taxes, together with all other transfer or recordation fees and expenses and any legal fees and costs associated therewith, lien searches, and filing and recording fees; and (iii) the administration of the transactions contemplated hereby, including but not limited to, internal and outside legal fees, and all other out-of-pocket expenses.

10.14

Interest.

If any Obligation of the Provider hereunder is not paid when due, such Obligation shall bear interest at the Default Rate until the earlier of (i) payment in full of such obligation to Buyer or (ii) entry of a final judgment therefor, at which time the principal amount of any money judgment remaining unsatisfied shall accrue interest at the highest rate allowed by applicable law.  In furtherance thereof the parties stipulate and agree that none of the terms and provisions contained in this Agreement shall ever be construed to provide for payment of interest by Provider in excess of the maximum amount of interest permitted to be charged by applicable law from time to time in effect.  Provider shall not ever become liable for payment of any Obligation hereunder, shall not ever be liable for accrued interest thereon, or shall not ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under applicable law from time to time in effect and the provisions of this Section 10.14 shall control over all other provisions of this Agreement.  Any interest that may be collected that is in excess of the maximum amount of interest permitted to be charged by applicable law from time to time in effect shall be credited to the Reserve Account established pursuant to Section 3.2 for disposition as therein provided.

10.15

Wire Transfer Fees.

Payment of each Initial Installment and all Subsequent Installments shall be made by wire transfer to Provider in accordance with the wire instructions set forth in Exhibit C hereto.  Provider shall pay a wire transfer fee of $25.00 for each wire transfer of funds to the Provider; provided, however, if Provider requests wire transfers more frequently than once a week, Provider shall pay a wire transfer fee of $350.00 for each such additional wire transfer.

10.16

Further Assurances.

From time to time on and after the Closing Date, the Provider shall immediately execute and deliver to Buyer such instruments of sale, transfer, conveyance, assignment and delivery consents, assurances, powers of attorney and other instruments as may be requested by Buyer in order to vest in Buyer all right, title and interest of the Provider in and to the Assets and otherwise in order to carry out the purpose and intent of this Agreement.

10.17

Release of Buyer.

Notwithstanding any other provision of this Agreement, the Provider voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf

Purchase Agreement

of itself, its managers, members, directors, officers, employees, stockholders, Affiliates, agents, representatives, accountants, attorneys, successors and assigns and their respective Affiliates (collectively, the “Releasing Parties”), (i) hereby fully and completely releases and forever discharges the Buyer and all of Buyer’s partners, employees, agents and attorneys and any other Person or insurer which may be responsible or liable for the acts or omissions of any of the Buyer, or who may be liable for the injury or damage resulting therefrom (collectively, the “Released Parties”), of and from any and all actions, causes of action, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, matured or unmatured, vested or contingent, that any of the Releasing Parties has against any of the Released Parties as of the Closing Date and (ii) by acceptance of each Initial Installment hereunder fully and completely releases and forever discharges the Released Parties, of and from any and all actions, causes of action, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, matured or unmatured, vested or contingent, that any of the Releasing Parties has against any of the Released Parties as of the date of each Closing Date.  Provider acknowledges that the foregoing release is a material inducement to Buyer’s decision to extend to Provider the financial accommodations hereunder and will be relied upon by Buyer in making payment of the Initial Installments.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

Provider:

START FRESH ALCOHOL RECOVERY CLINIC, INC.

By:        _________________________

Name:

Title:

Address for Notice:

999 North Tustin Avenue, Suite 16

Santa Ana, CA 92708

Telephone: [                          ]

Fax: [                                 ]

E-Mail: [                            ]

Buyer: HARBORCOVE FUND I, LP By: _________________________ Name: Title:

Address for Notice:

Harborcove Fund I, LP

183 Madison Avenue, Suite 1718

New York, NY 10016

  Attn: Russell Hackmann

Telephone:  (212) 600-2048

Fax:  (866) 936-0231

Email:  russ.hackmann@harborcovefinancial.com

Purchase Agreement

SCHEDULE OF EXHIBITS

EXHIBIT A: List of Outstanding Liens, including all Financing Statements

EXHIBIT B: Form of Notice to Payors

EXHIBIT C: Wire Instructions

EXHIBIT D: Form of Board Resolutions

EXHIBIT E-1: Form of Guaranty

EXHIBIT E-2: Form of Guaranty and Security Agreement

EXHIBIT F: Form of Landlord Waiver and Consent

EXHIBIT G: IRS Form 8821

EXHIBIT H: A/RxMed Medical Data Analysis

EXHIBIT I:  Hardware and Software Requirements

EXHIBIT A

LIST OF OUTSTANDING LIENS, INCLUDING ALL FINANCING STATEMENTS

[to be provided]

Exhibit A To Purchase Agreement

EXHIBIT B

FORM OF NOTICE TO PAYORS

[ON PROVIDER LETTERHEAD]

[Provider Name]

EIN #______________

PROVIDER #______________

NOTICE TO PAYOR

Provider Relations:

We are pleased to advise you that we have entered into a funding agreement with Harborcove Fund I, LP (“Harborcove”) pursuant to which we will be selling to Harborcove from time to time certain of our receivables.  This arrangement includes some receivables as to which you are the obligor.  In this regard, a security interest in all of our receivables has been granted to Harborcove and Harborcove is and is to be treated by you as the owner of the receivables we sell them.

We have established a lockbox for collection of the receivables.  Accordingly, effective immediately and until further notice from Harborcove, you are hereby instructed to remit all payments on all receivables billed by us of which you are the obligor to:

(Providers Name)

P.O. Box (Lockbox number)

XXXXX, (& Lockbox number)

Please address any questions to:

Harborcove Fund I, LP

183 Madison Avenue, Suite 1718

New York, NY 10016

(212) 600-2048

Payment of the receivables in this manner will operate to discharge your obligations with respect thereto (to the extent of such payment), whether or not ownership has been transferred to Harborcove.  Any prior notice of an assignment of any interest in our receivables previously delivered to you is hereby superseded by this notice and all prior notices of such assignment are hereby revoked.  Thank you for your cooperation.

START FRESH ALCOHOL RECOVERY CLINIC, INC.

By: ________________________

Name: ______________________

Title: _______________________

Exhibit B To Purchase Agreement

EXHIBIT C

WIRE INSTRUCTIONS

Exhibit C To Purchase Agreement

CERTIFIED RESOLUTIONS OF THE BOARD OF DIRECTORS

OF

START FRESH ALCOHOL RECOVERY CLINIC, INC.

The undersigned, being the duly appointed and acting [Secretary] of Start Fresh Alcohol Recovery Clinic, Inc., does hereby certify that (1) the following is a true and correct copy of resolutions as adopted by the Board of Directors of Start Fresh Alcohol Recovery Clinic, Inc. on _______________, 2011, and (2) said resolutions as so adopted by the Board of Directors have not been amended or rescinded and the same are in full force and effect.

RESOLVED, that Start Fresh Alcohol Recovery Clinic, Inc. (the "Provider") is authorized to execute, enter into, and deliver and perform according to the terms thereof the following documents (the "Transaction Documents"):

              1.         Purchase Agreement by and between Harborcove Fund I, LP (the "Buyer") and Start Fresh Alcohol Recovery Clinic, Inc. (as the "Provider" therein) evidencing the sale of certain accounts receivable and related property from the Provider to the Buyer.

2.         The Form UCC-1 financing statement to be given by the Provider in favor of the Buyer pursuant to the terms of Section 3.3(c) and Article 7 of the aforedescribed Purchase Agreement.

RESOLVED, that the President or any Senior Vice President or any Vice President or Secretary or any Assistant Secretary of the Provider and each of them be, and they each hereby are, authorized, for and on behalf of the Provider, to execute and deliver the Transaction Documents, all of which are hereby approved, with such changes therein, additions thereto and deletions therefrom as the officer of the Provider executing such documents may approve, and the execution and delivery of such documents by such officer of the Provider shall constitute conclusive evidence of such officer's approval thereof.

RESOLVED, that the officers of the Provider be, and each hereby is authorized, for and on behalf of the Provider, to execute and deliver such other documents, agreements or instruments and to take such other action as they, or any of them, may deem necessary or advisable to carry out the purpose of the foregoing resolutions.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of ________________, 2011.

By:_________________________

Name:

Title:  [Secretary]

EXHIBIT E-1A

GUARANTY

In order to induce Harborcove Fund I, LP, a Delaware limited partnership (the “Buyer”), to enter into the Purchase Agreement (the “Purchase Agreement”) dated as of the date hereof, by and between Buyer and Start Fresh Alcohol Recovery Clinic, Inc.(the “Provider”), and any all agreements and instruments and lists of Accounts delivered in connection with the Purchase Agreement (together with the Purchase Agreement, the "Agreement") and to purchase healthcare receivables of the Provider thereunder, the undersigned hereby absolutely and unconditionally guarantees the payment of all of Provider’s obligations under the Agreement and the performance of Provider’s covenants and agreements contained in the Agreement, and agrees to pay to Buyer upon demand all losses, damages and expenses of Buyer (including reasonable attorneys’ fees) resulting from and/or incurred in connection with any breach by Provider of such obligation, covenants and agreements or incurred by Buyer in connection with any action to enforce this Guaranty (all such amounts so guaranteed are referred to herein as the “Obligations”).  All capitalized terms used but not defined herein shall have the meanings assigned such terms in the Purchase Agreement.

This is a continuing guarantee of the Obligations, including any modification or extension of the Obligations whether or not any portion of the Obligations has been satisfied.  This Guaranty is not revocable.  Notwithstanding the full payment and/or performance of the Obligations, this Guaranty shall remain in effect or be reinstated with respect to the Obligations if, in connection with bankruptcy, insolvency or similar proceedings filed by or against the Provider, a court enters an order or judgment compelling or requiring the Buyer to return any or all payments made with respect to the Obligations.  The undersigned authorizes Buyer, without notice or demand and without affecting his liability hereunder or under any other document related to the Obligations to which the undersigned is a party, from time to time to (a) renew, compromise, extend, amend, waive, restructure, refinance, release, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Obligations or any part thereof, including increasing or decreasing the Facility Cap (as that term is defined in the Purchase Agreement) or the ENR of Purchased Accounts (as those terms are defined in the Purchase Agreement) or otherwise; (b) accept new or additional documents, instruments or agreements relative to the Obligations; (c) consent to the change, restructure or termination of the corporate structure of the Provider and correspondingly restructure the Obligations; (d) take and hold security or additional guarantees for the payment of this Guaranty or the Obligations guaranteed, and amend, alter, exchange, substitute, transfer, enforce, waive, subordinate, terminate or release any such security; (e) apply such security and direct the order or manner of sale thereof as Buyer in its discretion may determine; (f) release or substitute any one or more of the endorsers or guarantors; and (g) accept partial payment and/or performance on the Obligations.

The undersigned waives any right to require Buyer to (a) proceed against the Provider or any other person; (b) proceed against or exhaust any security held from the Provider; or (c) pursue any other remedy in Buyer’s power whatsoever.  Buyer may, at its election, exercise any right or remedy it may have against the Provider or any security held by Buyer, including, without limitation, the right to collect the Provider’s Accounts or foreclose upon any such security by judicial or non-judicial sale, without affecting or impairing in any way the liability of the undersigned hereunder except to the extent the Obligations have been paid and/or performed, and the undersigned waives any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation or other right or remedy of the undersigned against the Provider or any such security, whether resulting from such election by Buyer, or otherwise.  The undersigned waives any defense arising by reason of any disability or other defense of the Provider or by reason of the cessation from any cause whatsoever of the liability of the Provider.  Until the Obligations shall have been paid and performed in full, the undersigned shall have no right of subrogation, and waives any right to enforce any remedy which Buyer now has or may hereafter have against the Provider, and waives any benefit of, and any right to participate in any security now or hereafter held by Buyer.  The undersigned waives all presentments, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional obligations.

This Guaranty shall be governed by and construed in accordance with the internal substantive law, and not the choice of law rules, of the State of New York.  The undersigned hereby consents to, and agrees to submit to the jurisdiction of the Supreme Court of the State of New York and the United States District Court for the Southern District of New York, and agrees, at the Buyer’s election, that any legal action or proceeding arising out of or with respect to this Guaranty shall be brought by the undersigned and the Buyer in the Supreme Court of the State of New York or in the United States District Court for the Southern District of New York, in each case, that are located in New York County, as the Buyer shall elect.  The undersigned hereby irrevocably consents to the service of any and all process in any such action or proceeding brought in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York by the delivery of copies of such process to the undersigned at the address specified below.  The undersigned hereby irrevocably and unconditionally waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which the undersigned may now or hereafter have to the bringing or maintaining of any such action or proceeding in the Supreme Court of the State of New York or in the United States District Court for the Southern District of New York, in each case, that are located in New York County, as the Buyer shall elect.  Nothing herein shall affect the right of the Buyer to serve process in any other manner permitted by law.  THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT THE UNDERSIGNED MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY.

Dated as of August 1, 2011:

GUARANTOR

_____________________________

Jorge Alexandre

[address]

State of ______          )

                                    )  ss:

County of ________   )

On this __ day of March, 2011, Jorge Alexandre, the person whose name is subscribed above, appeared before me and executed this document in my presence.

_______________________________________

Notary Public

My commission expires _____________________.

EXHIBIT E-1B

GUARANTY

In order to induce Harborcove Fund I, LP, a Delaware limited partnership (the “Buyer”), to enter into the Purchase Agreement (the “Purchase Agreement”) dated as of the date hereof, by and between Buyer and Start Fresh Alcohol Recovery Clinic, Inc.(the “Provider”), and any all agreements and instruments and lists of Accounts delivered in connection with the Purchase Agreement (together with the Purchase Agreement, the "Agreement") and to purchase healthcare receivables of the Provider thereunder, the undersigned hereby absolutely and unconditionally guarantees the payment of all of Provider’s obligations under the Agreement and the performance of Provider’s covenants and agreements contained in the Agreement, and agrees to pay to Buyer upon demand all losses, damages and expenses of Buyer (including reasonable attorneys’ fees) resulting from and/or incurred in connection with any breach by Provider of such obligation, covenants and agreements or incurred by Buyer in connection with any action to enforce this Guaranty (all such amounts so guaranteed are referred to herein as the “Obligations”).  All capitalized terms used but not defined herein shall have the meanings assigned such terms in the Purchase Agreement.

This is a continuing guarantee of the Obligations, including any modification or extension of the Obligations whether or not any portion of the Obligations has been satisfied.  This Guaranty is not revocable.  Notwithstanding the full payment and/or performance of the Obligations, this Guaranty shall remain in effect or be reinstated with respect to the Obligations if, in connection with bankruptcy, insolvency or similar proceedings filed by or against the Provider, a court enters an order or judgment compelling or requiring the Buyer to return any or all payments made with respect to the Obligations.  The undersigned authorizes Buyer, without notice or demand and without affecting his liability hereunder or under any other document related to the Obligations to which the undersigned is a party, from time to time to (a) renew, compromise, extend, amend, waive, restructure, refinance, release, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Obligations or any part thereof, including increasing or decreasing the Facility Cap (as that term is defined in the Purchase Agreement) or the ENR of Purchased Accounts (as those terms are defined in the Purchase Agreement) or otherwise; (b) accept new or additional documents, instruments or agreements relative to the Obligations; (c) consent to the change, restructure or termination of the corporate structure of the Provider and correspondingly restructure the Obligations; (d) take and hold security or additional guarantees for the payment of this Guaranty or the Obligations guaranteed, and amend, alter, exchange, substitute, transfer, enforce, waive, subordinate, terminate or release any such security; (e) apply such security and direct the order or manner of sale thereof as Buyer in its discretion may determine; (f) release or substitute any one or more of the endorsers or guarantors; and (g) accept partial payment and/or performance on the Obligations.

The undersigned waives any right to require Buyer to (a) proceed against the Provider or any other person; (b) proceed against or exhaust any security held from the Provider; or (c) pursue any other remedy in Buyer’s power whatsoever.  Buyer may, at its election, exercise any right or remedy it may have against the Provider or any security held by Buyer, including, without limitation, the right to collect the Provider’s Accounts or foreclose upon any such security by judicial or non-judicial sale, without affecting or impairing in any way the liability of the undersigned hereunder except to the extent the Obligations have been paid and/or performed, and the undersigned waives any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation or other right or remedy of the undersigned against the Provider or any such security, whether resulting from such election by Buyer, or otherwise.  The undersigned waives any defense arising by reason of any disability or other defense of the Provider or by reason of the cessation from any cause whatsoever of the liability of the Provider.  Until the Obligations shall have been paid and performed in full, the undersigned shall have no right of subrogation, and waives any right to enforce any remedy which Buyer now has or may hereafter have against the Provider, and waives any benefit of, and any right to participate in any security now or hereafter held by Buyer.  The undersigned waives all presentments, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional obligations.

This Guaranty shall be governed by and construed in accordance with the internal substantive law, and not the choice of law rules, of the State of New York.  The undersigned hereby consents to, and agrees to submit to the jurisdiction of the Supreme Court of the State of New York and the United States District Court for the Southern District of New York, and agrees, at the Buyer’s election, that any legal action or proceeding arising out of or with respect to this Guaranty shall be brought by the undersigned and the Buyer in the Supreme Court of the State of New York or in the United States District Court for the Southern District of New York, in each case, that are located in New York County, as the Buyer shall elect.  The undersigned hereby irrevocably consents to the service of any and all process in any such action or proceeding brought in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York by the delivery of copies of such process to the undersigned at the address specified below.  The undersigned hereby irrevocably and unconditionally waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which the undersigned may now or hereafter have to the bringing or maintaining of any such action or proceeding in the Supreme Court of the State of New York or in the United States District Court for the Southern District of New York, in each case, that are located in New York County, as the Buyer shall elect.  Nothing herein shall affect the right of the Buyer to serve process in any other manner permitted by law.  THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT THE UNDERSIGNED MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY.

Dated as of August 1, 2011:

GUARANTOR

_____________________________

Neil Muller

[address]

State of ______          )

                                    )  ss:

County of ________   )

On this __ day of March, 2011, Neil Muller, the person whose name is subscribed above, appeared before me and executed this document in my presence.

_______________________________________

Notary Public

My commission expires _____________________.

Title:  [Secretary]

EXHIBIT E-2

GUARANTY AND SECURITY AGREEMENT

This GUARANTY AND SECURITY AGREEMENT (“this Agreement”) dated as of August 1, 2011 between FRESH START PRIVATE MANAGEMENT, INC. and FRESH START PRIVATE, INC., both Nevada corporations (the “Guarantors”), and HARBORCOVE FUND I, LP, a Delaware limited partnership (the “Buyer”).

Start Fresh Alcohol Recovery Clinic, Inc., a California corporation (the “Provider”), and Buyer have executed that certain Purchase Agreement dated as of August 1, 2011 (the “Purchase Agreement”) for the purchase and sale of the Provider’s accounts receivable.  Buyer’s execution of the Purchase Agreement was conditioned on the execution and delivery of this Agreement.  Guarantors receive substantial benefit from the Buyer’s entry into the Purchase Agreement and are willing to provide the guaranty and security set forth herein.  Accordingly, the parties hereto agree as follows:

1.  Definitions.  For purposes of this Agreement, in addition to the definitions above and elsewhere in this Agreement, the terms listed below shall have the meanings set forth.  All capitalized terms used which are not specifically defined shall have meanings provided in Article 9 of the UCC to the extent the same are used or defined therein.  Unless otherwise specified herein, any agreement or contract referred to herein shall mean such agreement as modified, amended or supplemented from time to time.

“Accounts” shall mean all of Guarantors’ (i) Accounts, (ii) Payment Intangibles, and (iii) all other rights of payment, collection or reimbursement (whether owed directly to Guarantors or assigned to Guarantors by a patient or other third party), whenever due, whether or not the accounts, payment intangibles, or rights of payment, collection or reimbursement have been invoiced or billed, written off, partially paid, currently assigned to collection agencies or other third party service vendors.  Without limiting the foregoing, Accounts shall also include all monies due or to become due to Guarantors and obligations to Guarantors in any form (whether arising in connection with contracts, Contract Rights, Instruments, or Chattel Paper) whether or not earned by performance, now or hereafter in existence, and all documents of title or other documents representing any of the foregoing, and all collateral security and guaranties of any kind, now or hereafter in existence, given by any Person with respect to any of the foregoing.

“Books and Records” shall mean Guarantors’ books and records specifically relating to Accounts, including, but not limited to, ledgers, records indicating, summarizing, or evidencing Guarantors’ Accounts and all computer programs, disc or tape files, printouts, runs, and other computer prepared information with respect to the foregoing and any software necessary to operate the same.

“Collateral” shall have the meaning set forth in Section 3.

“GAAP” shall mean generally accepted accounting principles in the United States of America in effect from time to time as applied by nationally recognized accounting firms.

“Guaranteed Obligations” shall mean all amounts due and owing by Provider to Buyer pursuant to the Purchase Agreement.

“Lien” shall mean any mortgage, pledge, security interest, encumbrance, restriction, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof), or any other arrangement pursuant to which title to the property is retained by or vested in some other Person for security purposes.

“Material Adverse Effect” or “Material Adverse Change” shall mean any event, condition or circumstance or set of events, conditions or circumstances or any change(s) which (i) has been or is material and adverse to the value of any of the Collateral or to the business, operations, properties, assets, liabilities or condition of Guarantors, taken as a whole, or (ii) did or does materially impair the ability of the Guarantors to perform their obligations under this Agreement.

“Permitted Discretion” shall mean a determination or judgment made by Buyer in good faith in the exercise of its business judgment.

“Permitted Liens” shall have the meaning set forth in Section 5.

“Person” shall mean an individual, a partnership, a corporation, a limited liability company, a business trust, a joint stock company, a trust, an unincorporated association, a joint venture, a Governmental Authority or any other entity of whatever nature.

“Related Property” shall mean, with respect to each Account, the following: (i) all records of any nature evidencing or related to the Account, including contracts, invoices, charges slips, credit memoranda, notes and other instruments and other documents, books, records and other information (including, without limitation, computer data) (ii) all security interests or liens and property subject thereto from time to time purporting to secure payment of such Account, whether pursuant to the contract related to such Account or otherwise, including all rights of stoppage in transit, replevin, reclamation, supporting obligations and letter of credit rights (as such terms are defined in the Uniform Commercial Code), and all claims of lien filed or held by the Guarantors on personal property; (iii) all rights to any goods whose sale gave rise to such Account, including returned or repossessed goods; (iv) all instruments, documents, chattel paper and general intangibles (each as defined in the Uniform Commercial Code) arising from, related to or evidencing such Account; (v) all UCC financing statements covering any collateral securing payment of such Account; (vi) all guaranties and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Account whether pursuant to the contract related to such Account or otherwise; and (vii) all proceeds and amounts received or receivable arising from any of the foregoing.

“Secured Obligations” shall mean, collectively, (i) the Guaranteed Obligations and (ii) all obligations of the Guarantors to the Buyer hereunder.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

2.  Guarantee

(a)     The Guarantors hereby absolutely and unconditionally, jointly and severally guarantee the payment of all amounts due and payable by Provider under the Purchase Agreement and the performance of Provider’s covenants and agreements contained in the Purchase Agreement, and agree to pay to Buyer upon demand all losses, damages and expenses of Buyer (including reasonable attorneys’ fees) resulting from and/or incurred in connection with (A) any breach by Provider of such payment obligations, covenants and agreements or (B) action to enforce this Agreement.  The Guarantors shall be primarily liable for the Guaranteed Obligations and Buyer may invoke the benefits of this guaranty without pursuing any remedies against Provider, without the necessity of joining all guarantors in any action hereon, and without proceeding against any collateral for such obligation.  The Guarantors represent and warrant that there is an express benefit, either directly or indirectly, to the Guarantors in executing this guaranty.

(b)     This is a continuing guarantee relating to the Guaranteed Obligations, including any modification or extension of the Guaranteed Obligations whether or not any portion of the Guaranteed Obligations has been satisfied.  This guaranty is not revocable.  Notwithstanding the full payment and/or performance of the Guaranteed Obligations, this guaranty shall remain in effect or be reinstated with respect to the Guaranteed Obligations if, in connection with bankruptcy, insolvency or similar proceedings filed by or against Provider, a court enters an order or judgment compelling or requiring the Buyer to return any or all payments made with respect to the Guaranteed Obligations.

(c)     The obligations hereunder are independent of the Guaranteed Obligations of the Provider, and a separate action or actions may be brought and prosecuted against the Guarantors whether action is brought against the Provider or whether the Provider is joined in any such action or actions; and the Guarantors waive the benefit of any applicable statute of limitations affecting their liability hereunder or the enforcement thereof to the extent permitted by law.  Any partial payment by the Provider or other circumstance which operates to toll any statute of limitations as to the Provider shall operate to toll the applicable statute of limitations as to the Guarantors.

(d)     The undersigned authorize Buyer, without notice or demand and without affecting the liability of the undersigned hereunder or under any other document related to the Guaranteed Obligations to which any of the undersigned is a party, from time to time to (a) renew, compromise, extend, amend, waive, restructure, refinance, release, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Guaranteed Obligations or any part thereof; (b) accept new or additional documents, instruments or agreements relative to the Guaranteed Obligations; (c) consent to the change, restructure or termination of the corporate structure of the Provider and correspondingly restructure the Guaranteed Obligations; (d) take and hold security or additional guarantees for the payment of this Agreement or the Guaranteed Obligations, and amend, alter, exchange, substitute, transfer, enforce, waive, subordinate, terminate or release any such security; (e) apply such security and direct the order or manner of sale thereof as Buyer in its discretion may determine; (f) release or substitute any one or more of the endorsers or guarantors; and (g) accept partial payment and/or performance on the Guaranteed Obligations.

(e)     The Guarantors waive any right to require Buyer to (a) proceed against the Provider or any other person; (b) proceed against or exhaust any security held from the Provider; or (c) pursue any other remedy in Buyer’s power whatsoever.  Buyer may, at its election, exercise any right or remedy it may have against the Provider or any security held by Buyer, including, without limitation, the right to foreclose upon any security by judicial or non-judicial sale, without affecting or impairing in any way the liability of the Guarantors hereunder except to the extent the Guaranteed Obligations have been paid and/or performed, and the Guarantors waive any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation or other right or remedy of the undersigned against the Provider or any such security, whether resulting from such election by Buyer, or otherwise.  The Guarantors waive all rights and defenses arising out of an election of remedies by the Buyer, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Guarantors’ rights of subrogation and reimbursement against the principal.  The Guarantors waive any defense arising by reason of any disability or other defense of the Provider or by reason of the cessation from any cause whatsoever of the liability of the Provider.  Until the Guaranteed Obligations shall have been paid and performed in full, the Guarantors shall have no right of subrogation, and the Guarantors waive any right to enforce any remedy which Buyer now has or may hereafter have against the Provider, and waives any benefit of, and any right to participate in, any security now or hereafter held by Buyer.  The Guarantors waive all presentments, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor, and notices of acceptance of this guaranty and of the existence, creation, or incurring of new or additional obligations.

(f)      The Guarantors hereby irrevocably waive, to the maximum extent not prohibited by law, any right they may have to a trial by jury in respect of any litigation directly or indirectly at any time arising out of, under or in connection with this guaranty.

(g)     The Guarantors assume the responsibility for being and keeping themselves informed of the business, operation and financial condition of the Provider and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations which diligent inquiry would reveal, and agree that Buyer shall have no duty to advise the Guarantors of information, matter, fact or thing now or hereafter known to it regarding such conditions or any such circumstance.

(h)     Any indebtedness of the Provider now or hereafter held by the Guarantors is hereby subordinated to the Obligations of the Provider to the Buyer; and such indebtedness of the Provider to the Guarantors if the Buyer so requests shall be collected, enforced and received by the Guarantors as trustee for the Buyer and be paid over to the Buyer on account of the Guaranteed Obligations of the Provider to the Buyer but without reducing or affecting in any manner the liability of the Guarantors under the other provisions of this guaranty.

(i)       Notwithstanding anything to the contrary contained herein or in any other document to which the Guarantors are a party, the Guarantors hereby expressly waive any and all rights to subrogation, reimbursement, exoneration, contribution, setoff or any other rights or defenses that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker, and which the Guarantors may have or hereafter acquire against the Provider or any other person in connection with or as a result of the Guarantors’ execution, delivery and/or performance of this guaranty or any other document to which the Guarantors are a party, whether or not such claim, remedy, right or defense arises in equity, or under contract, statute or common law.  The Guarantors shall not have or assert any such rights against the Provider or its respective successors and assigns or any other person (including any surety), either directly or as an attempted set off to any action commenced against the Guarantors by the Provider (as seller or in any other capacity), the Buyer or any other person.  The Guarantors hereby acknowledge and agree that this waiver is intended to benefit the Provider and the Buyer and shall not limit or otherwise affect the Guarantors’ liability under this guaranty, under any other document to which the Guarantors are parties, or the enforceability hereof or thereof.  In furtherance, and not in limitation, of the preceding waiver, the Guarantors agree that any payments made by them under this guaranty shall be deemed a contribution to the capital of Provider or other obligated party and any such payment shall not cause the Guarantors to become a creditor of the Provider or any other such party.

3.  The Security.  As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, the Guarantors hereby pledge and grant to the Buyer, a security interest in all of the Guarantors’ right, title and interest in the following property, whether now owned by the Guarantors or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as “Collateral”):  all present and future accounts, including all Accounts, all Related Property of the Accounts, all other personal property and fixtures of Guarantors, all machinery and equipment, inventory, general intangibles (including, without limitation, payment intangibles and software), insurance policies, chattel paper, goods, supporting obligations, investment property, instruments, securities, contract rights, equity interests in direct and indirect subsidiaries, deposit accounts, letter-of-credit rights, intellectual property, copyrights, trademarks, patents, and tradestyles in which Guarantors now have or hereafter may acquire any right, title or interest and the proceeds and products thereof (including, without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto and therefor.  Terms used in the foregoing language of this Section which are defined in the UCC are used as so defined in the UCC except as herein expressly provided to the contrary.

4.  Representations, Warranties and Covenants.  The Guarantors represent, warrant and covenant that they (i) are the sole owner and have good, valid and marketable title to, or a valid leasehold interest in, all of their material properties and assets, including the Collateral, whether personal or real, subject to no transfer restrictions or Liens of any kind except for Permitted Liens, and (ii) are in compliance in all material respects with each lease to which they are a party or otherwise bound except for such noncompliance as would not reasonably be expected to have a Material Adverse Effect.  Guarantors further represent that upon the execution and delivery of this Agreement, and upon the proper filing of the necessary financing statements without any further action, Buyer will have a good, valid and perfected lien and security interest in the Collateral, subject to no transfer or other restrictions or Liens of any kind in favor of any other Person except for Permitted Liens.  No financing statement relating to any of the Collateral is on file in any public office except those (i) on behalf of Buyer, and/or (ii) in connection with Permitted Liens.

5.  Negative Lien Covenant.  Guarantors shall not create, incur, assume or suffer to exist any Lien upon, in or against, or pledge of, any of the Collateral or any of its properties or assets or any of its shares, securities or other equity or ownership or partnership interests, whether now owned or hereafter acquired, except the following (collectively, “Permitted Liens”): (i) Liens arising in favor of Buyer, (ii) Liens imposed by law for taxes, assessments or charges of any governmental authority for claims not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained by such person in accordance with GAAP, (iii) (A) statutory Liens of landlords and of carriers, warehousemen, mechanics, materialmen, and (B) other Liens imposed by law or that arise by operation of law in the ordinary course of business from the date of creation thereof, in each case only for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained by such person in accordance with GAAP, (iv) Liens (A) incurred or deposits made in the ordinary course of business (including, without limitation, surety bonds and appeal bonds) in connection with workers’ compensation unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, contracts (other than for the repayment in indebtedness), statutory obligations and other similar obligations, or (B) arising as a result of progress payments under governmental contracts, and (v) Liens necessary and desirable for the operation of the Guarantors’ business, provided Buyer has consented to such Liens in writing before their creation and existence.

6.  Events of Default, etc.

(a)     The following shall constitute an “Event of Default” under this guaranty:

(i)       the failure of Provider to timely pay any amount due to Buyer;

(ii)     the failure of Provider to discharge or perform any other Guaranteed Obligation;

(iii)     an Event of Default under the Term Note;

(iv)   the failure of Guarantors to discharge or perform any covenant contained in this Agreement or in any instrument securing this Agreement;

(v)     the occurrence of any event of bankruptcy of either of the Provider or the Guarantors, including, but not limited to, the filing by or against the Provider or Guarantors of a voluntary or involuntary petition under any provision of the bankruptcy laws of the United States, Provider’s or Guarantors’ general assignment for the benefit of creditors, Provider’s or Guarantors’ admission in writing of Provider’s or Guarantors’ inability to pay their respective debts as they become due, or the attachment, execution or other judicial seizure of any of Provider’s or Guarantors’ assets.

(b)     Upon the occurrence of an Event of Default, Guarantors shall immediately pay to Buyer an amount equal to the Guaranteed Obligations.  Any amounts owing by Guarantors hereunder which are not paid as and when due shall bear interest at the rate of 15% per annum.

(c)     During the period during which an Event of Default shall have occurred and be continuing:

i           Buyer shall have the right to exercise any and all rights, options and remedies under the UCC or at law or in equity, including, without limitation, the right to (i) apply any property of the Guarantors held by Buyer to reduce the Secured Obligations, (ii) foreclose the Liens created hereunder, (iii) realize upon, take possession of and/or sell any Collateral or securities pledged with or without judicial process, (iv) exercise all rights and powers with respect to the Collateral as the Guarantors might exercise, (v) collect and send notices regarding the Collateral with or without judicial process, (vi) by its own means or with judicial assistance, enter any premises at which Collateral is located, or render any of the foregoing unusable or dispose of the Collateral and/or pledged securities on such premises without any liability for rent, storage, utilities, or other sums, and the Guarantors shall not resist or interfere with such action, (vii) at Guarantors’ expense, require that all or any part of the Collateral be assembled and made available to Buyer at any place designated by Buyer, and/or (viii) relinquish or abandon any Collateral or securities pledged or any Lien thereon.  Notwithstanding any provision hereof, Buyer, in its Permitted Discretion, shall have the right, at any time that Guarantors fail to do so, and from time to time, without prior notice, to: (i) obtain insurance covering any of the Collateral to the extent required hereunder; (ii) pay for the performance of any Secured Obligations; (iii) discharge taxes or liens on any of the Collateral unless Guarantors are in good faith with due diligence by appropriate proceedings contesting those items; and (iv) pay for the maintenance and preservation of the Collateral.  Such expenses and advances shall be added to the Secured Obligations until reimbursed to Buyer and shall be secured by the Collateral, and such payments by Buyer shall not be construed as a waiver by Buyer of any Event of Default or any other rights or remedies of Buyer.

ii         Guarantors agree that notice received by them at least ten (10) calendar days before the time of any intended public sale, or the time after which any private sale or other disposition of Collateral is to be made, shall be deemed to be reasonable notice of such sale or other disposition.  If permitted by applicable law, any perishable Collateral which threatens to speedily decline in value or which is sold on a recognized market may be sold immediately by Buyer without prior notice to Guarantors.  At any sale or disposition of Collateral or securities pledged, Buyer may (to the extent permitted by applicable law) purchase all or any part thereof free from any right of redemption by Guarantors which right is hereby waived and released.  Guarantors covenant and agree not to, and not to permit or cause any of their subsidiaries to, interfere with or impose any obstacle to Buyer’s exercise of its rights and remedies with respect to the Collateral.  Buyer, in dealing with or disposing of the Collateral or any part thereof, shall not be required to give priority or preference to any item of Collateral or otherwise to marshal assets or to take possession or sell any Collateral with judicial process.

iii        the Buyer in its discretion may, in its name or in the name of the Guarantors or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

(d)     If the proceeds of sale, collection or other realization of or upon the Collateral are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Guarantors shall remain liable for any deficiency; provided, however, that Buyer shall have no obligation to proceed first against the Collateral and may choose to pursue any and all remedies as against the Guarantors without reference to or consideration of the existence of the Collateral.

(e)     Without at least 30 days’ prior written notice to the Buyer, the Guarantors shall not maintain any of their books and records with respect to the Collateral at any office or maintain its principal place of business at any other place other than at the address indicated beneath its signature hereto.

(f)      The Buyer shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale conducted in a commercially reasonable manner.  The Guarantors hereby waive any claims against the Buyer arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Buyer accepts the first offer received and does not offer the Collateral to more than one offeree.

(g)     Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Buyer under this Section 6, shall be applied by the Buyer:

First, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Buyer and the fees and expenses of its counsel, and all expenses, and advances made or incurred by the Buyer in connection therewith;

Next, to the payment in full of the Secured Obligations; and

Finally, to the payment to the Guarantors, or their successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

As used in this Section 6(g) “proceeds” of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of the Guarantors or any issuer of or obligor on any of the Collateral.

7.  Attorney-in-Fact.  Without limiting any rights or powers granted by this Agreement to the Buyer while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default the Buyer is hereby appointed the attorney-in-fact of the Guarantors for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which the Buyer may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest.  Without limiting the generality of the foregoing, so long as the Buyer shall be entitled to make collections in respect of the Collateral, the Buyer shall have the right and power to receive, endorse and collect all checks made payable to the order of the Guarantors representing any payment in respect of the Collateral or any part thereof and to give full discharge for the same.

8.  Expenses.  The Guarantors agree to pay to the Buyer all out-of-pocket expenses (including reasonable expenses for legal services of every kind) of, or incident to, the enforcement of any of the provisions of this Agreement, or performance by the Buyer of any obligations of the Guarantors in respect of the Collateral which the Guarantors have failed or refused to perform, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Buyer in respect thereof, by litigation or otherwise and all such expenses shall be Secured Obligations.

9.  Further Assurances.  The Guarantors agree that, from time to time upon the written request of the Buyer, the Guarantors will execute and deliver such further documents and do such other acts and things as the Buyer may reasonably request in order fully to effect the purposes of this Agreement.

10.  Miscellaneous.

(a)     No Waiver.  No failure on the part of the Buyer to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Buyer of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The rights, powers and remedies given to the Buyer by this guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given the Buyer by virtue of any statute, rule of law, or any agreement between the Guarantors and the Buyer or between the Provider and the Buyer.

(b)     Governing Law. This Agreement shall be governed by, and construed in accordance with the internal substantive laws of the State of New York without giving effect to its choice of law provisions.

(c)     Notices.  All notices, requests, consents and demands hereunder shall be in writing and be given to the intended recipient at such party’s address set forth below, or at such other address as such party may hereafter specify in a notice given in the manner required under this Section 10(c).

If to Guarantors:                                         Fresh Start Private Management, Inc.

                                                                        Fresh Start Private, Inc.

999 North Tustin Avenue

Santa Ana, CA 92708

If to Buyer:                                                   Harborcove Fund I, LP

183 Madison Avenue, Suite 1718

New York, NY 10016

(d)     Waivers, etc.  The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Guarantors and the Buyer.  Any such amendment or waiver shall be binding upon the Buyer, each holder of any of the Secured Obligations and the Guarantors.

(e)     Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Guarantors, the Buyer, and each holder of any of the Secured Obligations (provided, however, that the Guarantors shall not assign or transfer its rights hereunder without the prior written consent of the Buyer).  The Buyer may without notice assign this Agreement in whole or in part.  This Agreement shall, without further reference, pass to and may be relied upon and enforced by any successor or assignee of the Buyer and any transferee or subsequent holder of any of the Guaranteed Obligations.

(f)      Payment of Costs.  The Guarantors agree to pay a reasonable attorneys' fee and all other costs and expenses which may be incurred by the Buyer in the enforcement of this Agreement.

(g)     Counterparts.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

(h)     Severability.  If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Buyer in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

(i)       Joint and Several Obligations; Use of Plurals.  Each Guarantor acknowledges that it is jointly and severally liable for all obligations undertaken by the Guarantors herein.  All of the representations, warranties, covenants, obligations, conditions, agreements and other terms contained in this Agreement shall be applicable to and be binding upon each Guarantor.  All references to “Guarantors” shall apply equally to each Guarantor individually.  Any notice or request by Buyer under this Agreement or otherwise pursuant to any applicable law which is given to one Guarantor will be deemed to be notice (or, if applicable, a request) to each Guarantor.

IN WITNESS WHEREOF, the parties hereto have caused this Guaranty and Security Agreement to be duly executed as of the day and year first above written.

FRESH START PRIVATE MANAGEMENT, INC. _____________________ By: Title: 999 North Tustin Avenue Santa Ana, CA 92708

State of California

)

)  ss:

County of ________

)

On this __ day of August, 2011, ______________ personally appeared before me and executed this Guaranty and Security Agreement on behalf of Fresh Start Private Management, Inc.

_______________________________________

Notary Public

My commission expires _____________________.

FRESH START PRIVATE, INC. _____________________ By: Title: 999 North Tustin Avenue Santa Ana, CA 92708

State of California

)

)  ss:

County of ________

)

On this __ day of August, 2011, ______________ personally appeared before me and executed this Guaranty and Security Agreement on behalf of Fresh Start Private, Inc.

_______________________________________

Notary Public

My commission expires _____________________.

Exhibit E To Purchase Agreement

EXHIBIT F

FORM OF LANDLORD WAIVER AND CONSENT

THIS LANDLORD’S WAIVER AND CONSENT (“Waiver and Consent”) is made and entered into as of [August __,] 2011 by and among Karemore, LLC a California limited liability company (“Landlord”), Start Fresh Alcohol Recovery Clinic, Inc., a California corporation (“Provider”), and Harborcove Fund I, LP, a Delaware limited partnership (together with any successors and assigns, “Buyer”).

Whereas, Landlord is the owner of the real property located at 999 Tustin Avenue, Suite 16, Santa Ana, California, and as more fully described in Appendix A attached hereto (the “Premises”).

Whereas, Landlord has entered into that certain Lease dated [____________] (together with all amendments and modifications thereto, the “Lease”) with Provider.

Whereas, Buyer has entered into or are entering into certain financing transactions with Provider pursuant to a Purchase Agreement dated as of August 1, 2011, and to secure such funding Provider has granted to Buyer a security interest in and lien upon certain of the tangible and intangible property of Provider, including, without limitation, all of Provider’s accounts, goods, machinery, equipment, furniture and fixtures, together with all additions, substitutions, replacements and improvements to, and proceeds of, the foregoing (collectively, the “Collateral”).

NOW, THEREFORE, in consideration of any financial accommodation extended by the Buyer to Provider at any time, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

Section 1.  Landlord acknowledges that (a) a true and correct copy of the Lease as in effect as of the date hereof is attached hereto as Appendix A, (b) the Lease is in full force and effect and (c) Landlord is not aware of any existing default under the Lease.

Section 2. Landlord agrees to provide Buyer with (a) a copy of any cancellation, amendment, consent, or waiver under the Lease, and (b) written notice of any default or breach by Provider or claimed default or breach under the Lease (a “Default Notice”) at the same time as it sends such notice to Provider; provided, that (i) Buyer shall have at least fifteen (15) days following receipt of such Default Notice to cure such default before the Lease terminates, and (ii) Buyer shall not be under any obligation to cure any default by Provider under the Lease.  No action by Buyer pursuant to this Waiver and Consent shall constitute or be deemed to be an assumption by Buyer

Exhibit F To Purchase Agreement

of any obligation under the Lease, and, except as provided in Sections 5 and 6 below, Buyer shall not have any obligation to Landlord.

Section 3. Landlord acknowledges the validity of Buyer’s lien on the Collateral and, until such time as the obligations of Provider to the Buyer are indefeasibly paid in full and the commitments of the Buyer under the Loan Agreement have terminated, Landlord subordinates any interest in the Collateral and agrees not to distrain or levy upon any Collateral or to assert any landlord lien, right of distraint or other claim against the Collateral for any reason.

Section 4. Prior to a termination of the Lease, Buyer or its representatives or invitees may enter upon the Premises at any time without any interference by Landlord to make copies of all information, documents and data that may be required for Buyer to protect its rights in and to the Collateral, including any rights of the Buyer to collect the same.

Section 5. Upon a termination of the Lease, Landlord will permit Buyer and its representatives and invitees to exclusively occupy and remain on the Premises; provided, that (a) such period of occupation (the “Disposition Period”) shall not exceed up to ninety (90) days following receipt by Buyer of a Default Notice or, if the Lease has expired by its own terms (absent a default thereunder), up to thirty (30) days following Buyer’s receipt of written notice of such expiration, (b) for the actual period of occupancy by Buyer, Buyer will pay to Landlord the basic rent due under the Lease pro-rated on a per diem basis determined on a thirty (30) day month, and shall provide and retain liability and property insurance coverage, electricity and heat to the extent required by the Lease, and (c) such amounts paid by the Buyer to Landlord shall exclude any rent adjustments, indemnity payments or similar amounts payable under the Lease for default, holdover status or other similar charges.

Section 6.  During any Disposition Period, (a) Buyer and its representatives and invitees may make copies of all information, documents and data that may be required for Buyer to protect its rights in and to the Collateral, including any rights of the Buyer to collect the same, and (b) Buyer shall cooperate in Landlord’s reasonable efforts to re-lease the Premises.   Buyer shall promptly repair, at Buyer’s expense, any physical damage to the Premises actually caused by the conduct of by Buyer (ordinary wear and tear excluded).

Exhibit F To Purchase Agreement

Section 7. If any order or injunction is issued or stay granted which prohibits Buyer from exercising any of its rights hereunder, then, at Buyer’s option, the Disposition Period shall be stayed during the period of such prohibition and shall continue thereafter for the greater of (a) the number of days remaining in the Disposition Period or (b) ninety (90) days.

Section 8. All notices hereunder shall be in writing, sent by certified mail, return receipt requested, to the respective parties and the following addresses:

If to Buyer at:	Harborcove Fund I, LP 183 Madison Avenue, Suite 1718 New York, NY 10016
If to Provider at:	Start Fresh Alcohol Recovery Clinic, Inc. 999 North Tustin Avenue, Suite 16 Santa Ana, CA 92708
If to Landlord at:	Karemore, LLC [address] [address]

Section 9. Miscellaneous.  This Waiver and Consent may be executed in any number of several counterparts, shall be governed and controlled by, and interpreted under, the laws of the State of New York, without regard to internal laws of conflicts, and shall inure to the benefit of the Buyer and its respective successors and assigns and shall be binding upon Landlord and its successors and assigns (including any transferees of the Premises).

IN WITNESS WHEREOF, intending to be legally bound, each of the parties have caused this Landlord’s Waiver and Consent to be duly executed the day and year first above mentioned.

Exhibit F To Purchase Agreement

PROVIDER:	START FRESH ALCOHOL RECOVERY CLINIC, INC. By: Name: Title:

LANDLORD:	KAREMORE, LLC By: Name: Title:

BUYER:	HARBORCOVE FUND I, LP By: Name:______________________________ Title:_______________________________

APPENDIX A

TO LANDLORD WAIVER AND CONSENT

[description of leased premises; to be provided]

Exhibit F To Purchase Agreement

EXHIBIT G

IRS FORM 8821

Exhibit G To Purchase Agreement

EXHIBIT H

A/RxMED MEDICAL DATA ANALYSIS

Exhibit H To Purchase Agreement

EXHIBIT I

HARDWARE AND SOFTWARE REQUIREMENTS

Provider must maintain Windows 95 or higher and a browser, which must be Netscape 4.6 or greater, or Microsoft Explorer 5.0 or greater.  These versions are necessary to support SSL for security.  Also required is a minimum 128 BIT SSL Browser, Provider must have Internet access through its own service provider at a connection rate of 28.8 KBPS or higher.  The higher the connection speed, the better the results will be.

Exhibit I To Purchase Agreement